UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:  811-05207

ACM INCOME FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105
(Address of principal executive offices) (Zip code)

Mark R. Manley
Alliance Capital Management L.P.
1345 Avenue of the Americas
New York, New York 10105
(Name and address of agent for service)

Registrant's telephone number, including area code:  (800) 221-5672

Date of fiscal year end:  December 31, 2004

Date of reporting period:  December 31, 2004


ITEM 1.  REPORTS TO STOCKHOLDERS.


-------------------------------------------------------------------------------
Closed End
-------------------------------------------------------------------------------


ACM Income Fund


Annual Report -- December 31, 2004

Investment Products Offered
---------------------------
o Are Not FDIC Insured
o May Lose Value
o Are Not Bank Guaranteed
---------------------------

You may obtain a description of the Fund's proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein's web site at www.alliancebernstein.com, or go to the Securities and Exchange Commission's (the "Commission") web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the Commission's web site at www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the Commission's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AllianceBernstein Investment Research and Management, Inc. is an affiliate of Alliance Capital Management L.P., the manager of the funds, and is a member of the NASD.

February 23, 2005

Annual Report

This report provides management's discussion of fund performance for ACM Income Fund (the "Fund") for the annual reporting period ended December 31, 2004. The Fund is a closed-end fund that trades under the New York Stock Exchange symbol "ACG".

Investment Objectives and Policies

This closed-end fund is designed to provide high current income consistent with the preservation of capital. The Fund invests principally in U.S. government obligations. The Fund may also invest a portion of its assets in other fixed-income securities, including those issued by foreign governments. Additionally, the Fund may utilize other investment instruments, including options and futures, and employs leverage. For more information regarding the Fund's risks, please see "A Word About Risk" on page 4 and "Note G--Risks Involved in Investing in the Fund" of the Notes to Financial Statements on page 34.

Investment Results

The table on page 6 provides performance data for the Fund and its benchmark, the Lehman Brothers (LB) U.S. Aggregate Index, for the six- and 12-month periods ended December 31, 2004.

For both the six- and 12-month periods ended December 31, 2004, the Fund outperformed its benchmark. The Fund's emerging market debt and high yield holdings significantly outperformed the components of the benchmark, which is comprised solely of U.S. investment-grade holdings.

During 2004, lower-rated fixed-income market sectors outperformed the higher-rated traditional sectors as economic conditions generally improved. Additionally, the relatively lower interest rate environment was favorable for lower-rated debt. The Fund's ability to leverage during a year of strong individual sector returns also contributed positively to returns, allowing the Fund to further enhance its relative outperformance.

Within the emerging market sector, the Fund's overall individual country weighting decisions for the year contributed positively to the Fund's performance. The returns of most emerging market countries exceeded those of the Fund's benchmark. The Fund's security selection, however, was defensive relative to U.S. interest rates, modestly dampening the emerging market sector's relative outperformance. The Fund's duration was shortened during the spring and summer of 2004, as interest rates were expected to rise. However, a mid-year slowdown in the U.S. enabled a measured tightening pace by the U.S. Federal Reserve and kept interest rates relatively low, providing a continued favorable environment for emerging market debt.

Within the Fund's high yield allocation, positive security selection within the cable/media and health care sectors positively impacted performance during the annual reporting period. The Fund's performance also benefited from its underweighted positions in the


_______________________________________________________________________________

ACM INCOME FUND o 1


technology, auto and retail sectors, which underperformed relative to other high yield sectors. Almost all high yield sectors outperformed the Fund's benchmark during the 12-month period ended December 31, 2004.

Market Review and Investment Strategy

The U.S. Treasury market, as measured by the LB Treasury Index, posted a very modest return of 3.54% for the year as Treasury prices reflected mixed economic news throughout the reporting period. In April 2004, the Treasury market sold off sharply in response to strong payroll employment data. Subsequently, the Treasury market rebounded somewhat as the U.S. economy experienced a mid-year economic slowdown. Although short-term U.S. interest rates followed the U.S. Federal Reserve and moved higher, longer-term rates failed to increase as expected. Instead, the yield on the 10-year Treasury ended the year roughly where it began and longer-maturity yields ended about 25 basis points lower, resulting in a significantly flatter yield curve. The yield spread between two- and 30-year Treasuries narrowed more than 150 basis points during the year.

One of the strongest performing sectors in 2004 was emerging-market debt, which posted a return of 11.73%, according to the J.P. Morgan Emerging Markets Bond Index (EMBI) Global Index. This sector enjoyed a favorable low interest rate environment, strong global liquidity and improving individual country fundamentals, which encouraged investor risk-taking and strengthened local currencies. Strong currencies have provided opportunities for these countries' central banks to accumulate reserves, which in turn has improved their debt sustainability.

High yield also posted very strong performance for the year, returning 11.96% according to the Credit Suisse First Boston (CSFB) High Yield Index. After a volatile first half of the year in which investors worried about the speed of imminent U.S. Federal Reserve tightening, official rate hikes commenced at a measured pace and market volatility subsided. The result was an inflow of funds into the asset class from yield-seeking investors. The average high-yield spread over Treasuries tightened over 100 basis points during the year to its tightest level since April 1998, with all major industry sectors recording gains in 2004.

During the reporting period, the Fund maintained allocations to its core emerging market countries (Brazil, Russia, Colombia, Mexico, Ecuador, Turkey and Venezuela); however, the Fund's emerging market interest rate duration exposure was reduced later in the reporting period as global liquidity tightened and interest rates were poised to move higher.

The Fund generally maintained an overweighted position in Russian debt early in the period as credit statistics continued to improve and Russia benefited from higher oil prices. In July 2004, however, the Fund's Russian holdings were reduced as positive economic fundamentals were offset by ad-


_______________________________________________________________________________

2 o ACM INCOME FUND


ministrative paralysis and the Yukos affair. Russia's Justice Ministry had seized the assets of Yukos, the country's largest oil producer, and was preparing to sell its main oil-producing unit in Siberia to recover payment of back taxes. Additionally, the Fund's spread exposure in Brazil was reduced as valuations became rich. The Fund's position in the Ukraine was increased due to strong economic growth and prospects for rating upgrades.

Within the Fund's high yield allocation, the lower-spread tiers have been underweighted given expectations for rising rates in 2005. The lower spread tiers offer not only a smaller yield cushion but tend to be more sensitive to changes in interest rates. The Fund's portfolio management team (the "team") is taking a more concentrated position in its best ideas in the higher-spread tiers, where its research indicates that the Fund is being adequately compensated for taking increased risk and where securities tend to be less interest-rate sensitive. With historically tight spread levels and a lack of dispersion across most industries, individual security selection is critical. Therefore, the team has been focused on identifying the best security-specific total-return opportunities, and taking larger positions in our analysts' best ideas.

In Memory

It is with sadness that we announce the passing of Clifford L. Michel, a member of the Board of Directors of ACM Income Fund. Mr. Michel served the interests of the Fund's shareholders for the last 18 years. His hard work, dedication and contributions to the Fund will be greatly missed.


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ACM INCOME FUND o 3


                                                         Historical Performance
-------------------------------------------------------------------------------

HISTORICAL PERFORMANCE

An Important Note About the Value of Historical Performance

The performance on page 6 represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. Returns are annualized for periods longer than one year. All fees and expenses related to the operation of the Fund have been deducted. Performance assumes reinvestment of distributions and does not account for taxes.

ACM Income Fund Shareholder Information

The daily net asset value of the Fund's shares is available from the Fund's Transfer Agent by calling (800) 426-5523. The Fund also distributes its daily net asset value to various financial publications or independent organizations such as Lipper Inc., Morningstar, Inc. and Bloomberg. Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transaction section of The Wall Street Journal under the abbreviation "ACM IncFd." The Fund's NYSE trading symbol is "ACG." Weekly comparative net asset value (NAV) and market price information about the Fund is published each Monday in The Wall Street Journal and each Sunday in The New York Times and other newspapers in a table called "Closed-End Bond Funds." For additional shareholder information regarding this Fund, please see page 50.

Benchmark Disclosure

The unmanaged Lehman Brothers (LB) U.S. Aggregate Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Index covers the U.S. investment-grade fixed-rate bond market, including government and credit securities, agency mortgage passthrough securities, asset-backed securities and commercial mortgage-backed securities. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

The Fund may utilize additional leverage through the investment techniques of reverse repurchase agreements and dollar rolls. Repurchase agreements involve sales by the Fund of portfolio assets concurrently with an agreement by the Fund to repurchase the same assets at a later date at a fixed price. Generally, the effect of such a transaction is that the Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while it will be able to keep the interest income associated with those portfolio securities. Such transactions are only advantageous if the interest cost to the Fund of the reverse repurchase agreement transaction is less than the cost of otherwise obtaining the cash.

The Fund may enter into dollar rolls in which the Fund sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale.

Reverse repurchase agreements and dollar rolls are speculative techniques and are considered borrowings by the Fund. The effect of leverage can realize shareholders higher returns than if the Fund were not leveraged, and the use of leverage techniques can add to net asset value (NAV). However, the risks of such techniques are potentially a higher volatility of the NAV of the Common Stock, potentially more volatility in the market value of the Common Stock and the relatively greater effect on the NAV of the Common Stock caused by favorable or adverse changes in the currency exchange rates. In addition, changes in the interest rate environment can increase or decrease shareholder returns. This additional leverage will not exceed 33% of the Fund's total assets, less liabilities.


(Historical Performance continued on next page)


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4 o ACM INCOME FUND


                                                         Historical Performance
-------------------------------------------------------------------------------

HISTORICAL PERFORMANCE
(continued from previous page)


To the extent that the current interest rate on the Fund's indebtedness approaches the net return on the leveraged portion of the Fund's investment portfolio, then the benefit to the shareholders will be reduced. If the rate on indebtedness were to exceed the net return on the same portion of the portfolio, then this would result in a lower rate of return for the shareholders. Similarly, the use of leverage in a declining market can advance the decrease of the Fund's NAV more so than if the Fund were not leveraged, which would likely be reflected in a greater decline in the market price for shares of Common Stock than if the Fund were not leveraged. In extreme cases, if the Fund's current investment income were not sufficient to meet interest payments on indebtedness or if the Fund failed to maintain the asset coverage required by the 1940 Act, then it could be necessary for the Fund to liquidate certain investments at a time when it may be disadvantageous to do so, thereby reducing its NAV. The Fund can also invest in foreign securities, including emerging markets, which may magnify these fluctuations due to changes in foreign exchange rates and the possibility of substantial volatility due to political and economic uncertainties in foreign countries.


(Historical Performance continued on next page)


_______________________________________________________________________________

ACM INCOME FUND o 5


                                                         Historical Performance
-------------------------------------------------------------------------------

HISTORICAL PERFORMANCE
(continued from previous page)


                                                              Returns
THE FUND VS. ITS BENCHMARK                            -------------------------
PERIODS ENDED DECEMBER 31, 2004                        6 Months     12 Months
-------------------------------------------------------------------------------
ACM Income Fund (NAV)                                    9.83%         8.44%
-------------------------------------------------------------------------------
LB U.S. Aggregate Index                                  4.18%         4.34%
-------------------------------------------------------------------------------

The Fund's Market Price per share on December 31, 2004 was $8.16. For additional Financial Highlights, please see page 39.


GROWTH OF A $10,000 INVESTMENT IN THE FUND
12/31/94 TO 12/31/04


ACM Income Fund (NAV): $28,040
LB U.S. Aggregate Index: $21,036


[THE FOLLOWING TABLE WAS DEPICTED BY A MOUNTAIN CHART IN THE PRINTED MATERIAL.]


                         ACM Income Fund (NAV)       LB U.S. Aggregate Index
-------------------------------------------------------------------------------
       12/31/94               $ 10,000                       $ 10,000
       12/31/95               $ 12,874                       $ 11,847
       12/31/96               $ 14,987                       $ 12,277
       12/31/97               $ 17,221                       $ 13,462
       12/31/98               $ 15,778                       $ 14,632
       12/31/99               $ 15,221                       $ 14,512
       12/31/00               $ 18,815                       $ 16,199
       12/31/01               $ 19,402                       $ 17,567
       12/31/02               $ 21,976                       $ 19,367
       12/31/03               $ 25,857                       $ 20,161
       12/31/04               $ 28,040                       $ 21,036


This chart illustrates the total value of an assumed $10,000 investment in ACM Income Fund at net asset value (NAV) (from 12/31/94 to 12/31/04) as compared to the performance of the Fund's benchmark. The chart assumes the reinvestment of dividends and capital gains.


See Historical Performance and Benchmark disclosures on pages 4-5.


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6 o ACM INCOME FUND


                                                              Portfolio Summary
-------------------------------------------------------------------------------

PORTFOLIO SUMMARY
December 31, 2004


PORTFOLIO STATISTICS
Net Assets ($mil): $1,888.3


SECURITY TYPE BREAKDOWN*

     64.3%   U.S. Government and Government
             Sponsored Agency Obligations
     20.1%   Sovereign Debt Obligations
      7.7%   Corporate Debt Obligations          [PIE CHART OMITTED]
      3.0%   Bank Loans
      0.1%   Preferred Stock

      4.8%   Short-Term


* All data are as of December 31, 2004. The Fund's security type breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time.


_______________________________________________________________________________

ACM INCOME FUND o 7


                                                       Portfolio of Investments
-------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS
December 31, 2004

                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------

U.S. GOVERNMENT AND GOVERNMENT
SPONSORED AGENCY OBLIGATIONS-97.0%

U.S. Treasury Bonds-39.2%
  5.375%, 2/15/31(a)                    U.S.$           1,854    $    2,004,782
  6.25%, 5/15/30(a)(b)                                 62,230        74,401,317
  11.25%, 2/15/15(a)                                  160,000       251,506,240
  12.00%, 8/15/13(a)                                   82,000       105,683,896
  12.50%, 8/15/14(a)                                   70,300        96,725,629
  13.25%, 5/15/14(a)                                  150,000       208,429,650
                                                                 --------------
                                                                    738,751,514
                                                                 --------------
U.S. Treasury Notes-20.3%
  2.00%, 7/15/14 TIPS(a)(b)                            15,189        15,670,470
  2.375%, 8/15/06(b)                                   34,000        33,677,272
  2.625%, 5/15/08(a)(b)                                24,615        24,065,002
  2.75%, 6/30/06(b)                                    40,000        39,892,200
  3.00%, 2/15/09(b)                                    35,000        34,356,070
  3.25%, 8/15/08(b)                                    50,000        49,767,600
  3.50%,11/15/06(b)                                   110,000       110,928,180
  3.50%,11/15/09(a)                                       154           153,278
  3.875%, 2/15/13(a)                                    3,030         2,989,522
  4.00%, 11/15/12(a)                                    4,664         4,656,164
  4.25%, 11/15/13-8/15/14(a)                            4,895         4,932,613
  4.375%, 8/15/12(a)                                      700           716,707
  4.75%, 5/15/14(b)                                    58,900        61,380,220
  4.875%, 2/15/12(a)                                      250           264,238
                                                                 --------------
                                                                    383,449,536
                                                                 --------------
U.S. Treasury Strips-14.2%
  Zero coupon, 5/15/17(a)                             260,000       145,845,440
  Zero coupon, 11/15/21(a)                            285,350       122,637,723
                                                                 --------------
                                                                    268,483,163
                                                                 --------------
Federal National Mortgage
  Association-16.8%
  4.00%, 1/25/27(c)                                    10,605        10,591,744
  4.50%, 4/25/13 I/O(c)                                16,995         1,720,744
  4.60%, 12/01/34(c)                                   37,170        37,522,959
  5.00%, 4/25/13 I/O(c)                                11,866           749,121
  5.00%, 9/25/23-12/25/26(c)                           40,597        40,866,928
  5.50%, TBA                                           92,085        93,466,275
  5.50%, 6/25/31(c)                                     7,316         7,444,261
  6.00%, 5/25/30(c)                                     9,885        10,052,885
  6.50%, TBA                                           40,090        42,031,879
  6.50%, 9/25/42-1/25/44(a)                            11,280        11,857,160
  7.00%, 11/01/17(a)                                   58,236        61,741,919
                                                                 --------------
                                                                    318,045,875
                                                                 --------------
Resolution Funding Corp.-3.5%
  Zero coupon, 10/15/20                               150,000        66,806,400
                                                                 --------------


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8 o ACM INCOME FUND


                                                       Portfolio of Investments
-------------------------------------------------------------------------------

                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
Federal Home Loan Mortgage
  Corporation-2.6%
  5.00%, 6/15/14(a)                     U.S.$           6,268    $    6,304,093
  5.00%, 1/15/17-7/15/26 I/O(c)                        32,973         3,416,209
  5.00%, 11/15/26-2/15/30(c)                           18,609        18,755,070
  5.50%, 7/15/17(c)                                    15,680        16,257,635
  6.50%, 3/15/28(a)                                     4,798         5,013,121
                                                                 --------------
                                                                     49,746,128
                                                                 --------------
Government National Mortgage
  Association-0.4%
  7.00%, 12/15/26(a)                                    6,314         6,747,025
                                                                 --------------
Total U.S. Government and Government
  Sponsored Agency Obligations
  (cost $1,766,572,653)                                           1,832,029,641
                                                                 --------------
SOVEREIGN DEBT OBLIGATIONS-30.3%
Argentina-0.9%
Republic of Argentina
  1.98%, 8/03/12 FRN(c)                                 5,151         4,378,350
  11.375%, 3/15/10(d)                                   1,330           445,550
  11.75%, 6/15/15(d)                                    3,675         1,203,563
  12.00%, 6/19/31(d)                                    7,563         2,458,007
  12.25%, 6/19/18(d)                                   13,182         4,336,808
  15.50%, 12/19/08(d)                                  12,737         4,190,473
                                                                 --------------
                                                                     17,012,751
                                                                 --------------
Brazil-5.3%
Brazilian Real Structured Note
  Zero coupon, 9/20/07(e)               BRL           120,551        29,443,177
Republic of Brazil
  9.25%, 10/22/10(c)                    U.S.$           2,125         2,377,875
  10.50%, 7/14/14(c)                                    2,577         3,057,610
  11.00%, 8/17/40(b)                                   14,933        17,718,004
  12.00%, 4/15/10(c)                                   13,100        16,204,700
  12.75%, 1/15/20(c)                                    2,380         3,220,140
  C-Bonds
  8.00%, 4/15/14(b)                                    24,032        24,603,741
  DCB FRN
  3.125%, 4/15/12(c)                                    3,504         3,339,680
                                                                 --------------
                                                                     99,964,927
                                                                 --------------
Bulgaria-0.0%
Republic of Bulgaria
  8.25%, 1/15/15(e)                                       528           660,000
                                                                 --------------


_______________________________________________________________________________

ACM INCOME FUND o 9


                                                       Portfolio of Investments
-------------------------------------------------------------------------------

                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
Colombia-1.4%
Republic of Colombia
  8.25%, 12/22/14(c)                    U.S.$             397    $      413,873
  10.75%, 1/15/13(c)                                    1,239         1,479,366
  11.75%, 2/25/20(c)                                   13,780        17,693,520
  11.75%, 3/01/10(c)                    COP        14,075,780         6,127,206
                                                                 --------------
                                                                     25,713,965
                                                                 --------------
Ecuador-1.0%
Republic of Ecuador
  Zero coupon, 10/11/05(e)              U.S.$           6,438         6,152,668
  8.00%, 8/15/30(e)(f)                                 14,179        12,250,656
                                                                 --------------
                                                                     18,403,324
                                                                 --------------
El Salvador-0.0%
Republic of El Salvador
  7.625%, 9/21/34(e)                                      527           542,810
                                                                 --------------
Indonesia-0.1%
Republic of Indonesia
  6.75%, 3/10/14(e)                                       965           967,412
                                                                 --------------
Jamaica-0.0%
Government of Jamaica
  11.75%, 5/15/11(e)                                       50            59,000
  12.75%, 9/01/07(e)                                      200           236,000
                                                                 --------------
                                                                        295,000
                                                                 --------------
Mexico-3.6%
Mexican Bonos
  8.00%, 12/07/23(c)                    MXP           241,502        17,472,289
  9.50%, 3/08/07(c)                                   328,855        30,468,749
United Mexican States
  6.375%, 1/16/13(c)                    U.S.$             426           452,625
  7.50%, 1/14/12(c)                                       775           878,850
  8.00%, 9/24/22(c)                                     3,901         4,495,903
  8.125%, 12/30/19(c)                                   4,025         4,739,438
  9.875%, 2/01/10(c)                                    6,730         8,274,535
  11.375%, 9/15/16(c)                                   1,201         1,768,473
                                                                 --------------
                                                                     68,550,862
                                                                 --------------
Panama-0.3%
Republic of Panama
  2.75%, 7/17/14 VRN(c)                                 2,117         2,074,638
  8.875%, 9/30/27(c)                                      675           745,200
  9.375%, 7/23/12-4/01/29(c)                              904         1,069,550
  9.625%, 2/08/11(c)                                      480           565,200
  10.75%, 5/15/20(c)                                      730           949,000
                                                                 --------------
                                                                      5,403,588
                                                                 --------------


_______________________________________________________________________________

10 o ACM INCOME FUND


                                                       Portfolio of Investments
-------------------------------------------------------------------------------

                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
Peru-0.5%
Republic of Peru
  8.375%, 5/03/16(c)                    U.S.$           4,013    $    4,494,560
  8.75%, 11/21/33(c)                                      640           697,600
  9.125%, 2/21/12(c)                                    1,892         2,199,450
  9.875%, 2/06/15(c)                                    1,156         1,427,660
                                                                 --------------
                                                                      8,819,270
                                                                 --------------
Philippines-0.4%
Republic of Philippines
  9.00%, 2/15/13(c)                                       450           459,000
  9.875%, 1/15/19(c)                                      750           768,750
  10.625%, 3/16/25(c)                                   6,342         6,770,085
                                                                 --------------
                                                                      7,997,835
                                                                 --------------
Russia-7.4%
Russian Federation
  5.00%, 3/31/30(e)(f)                                126,309       130,256,157
Russian Ministry of Finance
  3.00%, 5/14/08-5/14/11(c)                            11,600        10,554,394
                                                                 --------------
                                                                    140,810,551
                                                                 --------------
Turkey-6.7%
Republic of Turkey
  11.00%, 1/14/13(c)                                    1,860         2,366,850
  11.50%, 1/23/12(c)                                    2,147         2,760,935
  11.75%, 6/15/10(c)                                      475           596,125
  12.375%, 6/15/09(c)                                     475           596,125
Turkish Lira Structured Notes
  Zero coupon, 8/25/05(e)               TRL    71,284,104,123        47,020,500
  Zero coupon, 12/8/05(e)                      63,936,550,000        40,110,478
  Zero coupon, 2/23/06(e)                      55,243,366,523        33,253,325
                                                                 --------------
                                                                    126,704,338
                                                                 --------------
Ukraine-0.8%
Government of Ukraine
  6.875%, 3/04/11(e)                    U.S.$           5,825         5,976,743
  7.65%, 6/11/13(e)                                     6,922         7,361,339
  11.00%, 3/15/07(e)                                    1,290         1,380,309
                                                                 --------------
                                                                     14,718,391
                                                                 --------------
Uruguay-0.3%
Republic of Uruguay
  7.25%, 2/15/11(c)                                     1,044           926,938
  7.50%, 3/15/15(c)                                     4,360         4,261,900
  7.875%, 1/15/33 PIK(c)                                  500           495,000
                                                                 --------------
                                                                      5,683,838
                                                                 --------------


_______________________________________________________________________________

ACM INCOME FUND o 11


                                                       Portfolio of Investments
-------------------------------------------------------------------------------

                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
Venezuela-1.6%
Republic of Venezuela
  3.09%, 4/20/11 FRN(e)                 U.S.$           4,250    $    3,856,875
  5.375%, 8/07/10(e)                                    2,680         2,516,520
  8.50%, 10/8/14(c)                                     1,005         1,065,300
  9.25%, 9/15/27(c)                                    21,451        22,630,805
                                                                 --------------
                                                                     30,069,500
                                                                 --------------
Total Sovereign Debt Obligations
  (cost $465,995,556)                                               572,318,362
                                                                 --------------
CORPORATE DEBT OBLIGATIONS-11.6%
Australia-0.0%
WMC Finance USA
  5.125%, 5/15/13(c)                                      500           498,556
                                                                 --------------
Bermuda-0.2%
NCL Corp. LTD
  10.625%, 7/15/14(e)                                   4,845         4,845,000
                                                                 --------------
Canada-0.5%
Fairfax Financial Holdings Ltd.
  7.375%, 4/15/18(c)*                                   4,500         4,275,000
  8.30%, 4/15/26(c)*                                    5,000         4,887,500
Rogers Cable Inc.
  5.50%, 3/15/14(c)                                       360           339,300
                                                                 --------------
                                                                      9,501,800
                                                                 --------------
Indonesia-0.0%
Freeport-McMoran Copper &
  Gold, Inc.
  10.125%, 2/01/10(c)                                     500           571,250
                                                                 --------------
Japan-0.1%
Mizuho Finance
  5.79%, 4/15/14(e)                                       100           105,040
  8.375%, 12/29/49(c)                                   2,295         2,515,091
                                                                 --------------
                                                                      2,620,131
                                                                 --------------
Kazakhstan-0.2%
Hurricane Finance BV
  9.625%, 2/12/10(e)                                      200           220,220
Kazkommerts International BV
  8.50%, 4/16/13(e)                                       125           130,625
Tengizchevroil Fin Co
  6.124%, 11/15/14(e)                                   2,852         2,859,130
                                                                 --------------
                                                                      3,209,975
                                                                 --------------


_______________________________________________________________________________

12 o ACM INCOME FUND


                                                       Portfolio of Investments
-------------------------------------------------------------------------------

                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
Mexico-0.1%
Pemex Project
  9.125%, 10/13/10(c)                   U.S.$             500    $      599,500
Vitro Envases
  10.75%, 7/23/11(e)                                      700           726,250
                                                                 --------------
                                                                      1,325,750
                                                                 --------------
Romania-0.3%
Mobifon Holdings BV
  12.50%, 7/31/10(c)                                    5,205         6,174,431
                                                                 --------------
Russia-0.1%
Gazprom OAO
  9.625%, 3/01/13(e)                                      370           437,512
Mobile Telesystems Finance S.A.
  9.75%, 1/30/08(e)                                     1,185         1,250,175
Tyumen Oil Co.
  11.00%, 11/06/07(e)                                      90           102,200
                                                                 --------------
                                                                      1,789,887
                                                                 --------------
Ukraine-0.0%
Kyivstar
  10.375%, 8/17/09(e)                                     200           220,000
                                                                 --------------
United Kingdom-0.4%
Barclays Bank
  8.55%, 9/29/49(e)                                       638           776,881
British Telecommunications PLC
  7.125%, 2/15/11(c)(f)                 EUR             1,500         2,401,252
Inmarsat Finance PLC
  10.375%, 11/15/12(e)(g)               U.S.$           7,475         5,382,000
WPP Finance
  5.875%, 6/15/14(e)                                      180           187,333
                                                                 --------------
                                                                      8,747,466
                                                                 --------------
United States-9.5%
Amerada Hess Corp.
  7.125%, 3/15/33(c)                                      500           549,781
American Cellular Corp.
  10.00%, 8/01/11(c)                                    5,000         4,287,500
Amkor Technologies Inc.
  7.75%, 5/15/13(c)*                                   10,000         9,400,000
Amtrol Inc.
  10.625%, 12/31/06(c)                                    625           562,500
Associated Materials Inc.
  11.25%, 3/01/14(c)(f)                                12,545         9,032,400
Berkley W R Corp
  6.15%, 8/15/19(c)                                       100           100,512
Berry Plastics Corp.
  10.75%, 7/15/12(c)                                    3,820         4,373,900
Calpine Corp.
  8.50%, 7/15/10(e)*                                    6,700         5,745,250


_______________________________________________________________________________

ACM INCOME FUND o 13


                                                       Portfolio of Investments
-------------------------------------------------------------------------------

                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
Capital One Financial Corp.
  6.25%, 11/15/13(c)                    U.S.$           1,005    $    1,080,564
Charter Communications Holdings
  10.75%, 10/01/09(c)                                   4,655         4,236,050
  11.75%, 5/15/11(c)(g)*                               10,000         7,350,000
Clear Channel Communications, Inc.
  5.75%, 1/15/13(c)                                       220           227,316
Columbia/HCA HealthCare Corp.
  6.25%, 2/15/13(c)                                       175           176,534
  6.30%, 10/01/12(c)                                      100           101,420
  7.58%, 9/15/25(c)                                       630           633,173
  7.69%, 6/15/25(c)                                       355           363,847
Comerica Bank
  8.375%, 7/15/24                                       2,000         2,488,126
Continental Airlines, Inc.
  6.703%, 12/15/22(c)                                   1,816         1,765,758
  6.748%, 3/15/17(c)                                       62            50,586
  7.033%, 6/15/11(c)                                      460           378,481
Dex Media, Inc.
  9.00%, 11/15/13(c)(g)                                 7,000         5,486,250
Dominion Resources Capital Trust III
  8.40%, 1/15/31(c)                                       500           627,868
Duke Capital Corp.
  5.50%, 3/01/14(c)                                       500           510,844
  6.25%, 2/15/13(c)                                     1,500         1,621,171
Farmers Exchange Capital
  7.05%, 7/15/28(e)                                       200           204,857
First Energy Corp.
  7.375%, 11/15/31(c)                                     849           969,544
Ford Motor Co.
  6.375%, 2/01/29(c)                                      473           425,670
  7.45%, 7/16/31(c)                                       653           656,747
General Motors Corp.
  8.375%, 7/15/33(c)                                    1,399         1,449,480
Hilcorp Energy I LP
  10.50%, 9/01/10(e)                                    4,250         4,802,500
HSBC Bank USA
  4.625%, 4/01/14(c)                                    1,000           980,618
Huntsman ICI Chemicals LLC
  10.125%, 7/01/09(c)                                   6,052         6,369,730
Huntsman LLC
  11.50%, 7/15/12(e)                                    5,000         5,912,500
Insight Communications Inc.
  12.25%, 2/15/11(c)(g)*                                7,000         6,807,500
International Lease Finance Corp.
  3.50%, 4/01/09(c)                                       496           482,967
Ipalco Enterprises Inc.
  8.375%,11/14/08(c)                                      100           112,500
J.P. Morgan Chase & Co.
  5.125%, 9/15/14(c)                                      250           251,640
  6.625%, 3/15/12                                       1,400         1,567,044


_______________________________________________________________________________

14 o ACM INCOME FUND


                                                       Portfolio of Investments
-------------------------------------------------------------------------------

                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
K Hovnanian Enterprises
  6.25%, 1/15/15(e)                     U.S.$              43    $       42,248
Liberty Mutual Group Inc.
  5.750%, 3/15/14(e)                                      170           167,131
Merrill Lynch & Co.
  6.00%, 2/17/09(c)                                       100           107,328
Milacron Escrow Corp
  11.50%, 5/15/11(c)                                    5,000         5,300,000
Panamsat Holding Corp.
  10.375%, 11/01/14(e)(g)*                              8,405         5,778,438
Paxson Communications Corp.
  12.25%, 1/15/09(c)(g)                                10,000         9,350,000
Pliant Corp.
  13.00%, 6/01/10(c)*                                   7,625         7,419,175
Quality Distribution LLC
  9.00%, 11/15/10(e)                                    1,775         1,770,563
Qwest Services Corp.
  14.50%, 12/15/14(e)                                  11,907        15,062,355
Rainbow National Services LLC
  10.375%, 9/1/14(e)*                                  10,000        11,275,000
Rite Aid Corp.
  11.25%, 7/01/08(c)*                                   5,220         5,663,700
Rural Cellular Corp.
  9.75%, 1/15/10(c)*                                   10,000         9,050,000
SBC Communications Inc.
  5.875%, 8/15/12(c)                                      123           132,502
Sprint Capital Corp.
  8.75%, 3/15/32(c)                                     6,800         9,059,701
Time Warner Entertainment Co. LP
  8.38%, 3/15/23(c)                                       145           181,788
Triton PCS Inc.
  9.375%, 2/01/11(c)*                                   3,500         2,800,000
TXU Corp.
  6.55%, 11/15/34(e)                                      150           148,548
Williams Cos Inc. Series A
  7.50%, 1/15/31(c)                                     4,025         4,165,875
Zurich Capital Trust
  8.376%, 6/01/37(e)                                      261           293,041
                                                                 --------------
                                                                    179,910,521
                                                                 --------------
Total Corporate Debt Obligations
  (cost $202,154,032)                                               219,414,767
                                                                 --------------
BANK LOANS-4.6%
Advanced Medical Optics
  4.28125-4.66%, 6/26/09                                1,164         1,174,140
Advertising Directory Solution
  6.15%, 4/1/12                                         1,000         1,019,000
Alderwoods Group Inc.
  4.51-4.81%, 9/17/09                                   1,509         1,522,331
Allegheny Energy Supply
  5.06-5.16%, 2/28/11                                   1,023         1,039,952


_______________________________________________________________________________

ACM INCOME FUND o 15


                                                       Portfolio of Investments
-------------------------------------------------------------------------------

                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
American Safety Razor Co.
  5.38-5.85%, 4/28/11                   U.S.$           2,820    $    2,819,559
Boise Cascade
  4.68750%, 10/26/11                                    1,301         1,315,468
Celanese AG
  6.06%, 11/01/11                                       1,500         1,516,249
Cognis
  7.2225%, 11/10/13                                     1,000         1,035,000
Coinstar Inc.
  4.29-6.50%, 7/1/11                                      831           843,882
Consolidated Communictions
  4.81-5.06%, 9/18/11                                     993         1,008,233
Freedom Communications Inc.
  4.14-4.15%, 4/04/12                                   3,000         3,043,500
General Growth Properties
  4.53%, 12/01/08                                       2,000         2,005,000
Graham Packaging
  6.8125%, 3/04/12                                      1,000         1,024,500
Hagemeyer NV
  5.00%, 1/15/08                        EUR             2,744         3,621,398
Holmes Group Inc.
  5.58-5.73%, 4/14/11                   U.S.$             995           999,975
Huntsman ICI Chemicals LLC
  4.9375%, 12/31/10                                     1,914         1,933,101
Jarden Corp.
  2.00%, 1/01/12                                        1,000         1,008,750
Key Automotive
  5.36-5.41%, 6/01/10                                   1,922         1,947,503
Kranson Industries
  5.31%, 7/31/11                                          995         1,002,462
Maax Corp.
  4.79-5.1875%, 6/01/11                                 1,990         2,004,925
MGM Studios
  5.06%, 4/30/11                                        2,993         2,998,485
Midwest Generation
  5.2556-5.47%, 4/05/11                                   960           972,706
Motorsport Aftermarket Group
  3.25%, 12/30/11                                       1,500         1,507,500
Mueller Group
  4.880-5.15%, 3/24/11                                  2,780         2,804,140
Nextel Partners, Inc.
  4.9375%, 5/18/11                                      4,000         4,053,572
Owens Illinois General Inc.
  5.17%, 4/01/08                                          810           824,935
Panamsat Corp.
  5.16%, 7/01/11                                          985           988,633
Prestige Brands
  4.75-4.86%, 4/15/11                                   2,691         2,717,524
Rail America
  4.375%, 9/29/11                                       2,000         2,028,334


_______________________________________________________________________________

16 o ACM INCOME FUND


                                                       Portfolio of Investments
-------------------------------------------------------------------------------

                                                    Shares or
                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
Rainbow National Services LLC
  5.19%, 3/3/12                         U.S.$           3,000    $    3,043,749
Regency Gas Services
  2.75%, 5/15/10                                        1,000         1,017,500
Reliant Energy
  4.795%, 12/22/10                                      1,000         1,011,667
Resolution Specialty
  5.125%, 8/01/10                                       2,000         2,027,500
Riverside
  6.38%, 6/22/11                                        1,671         1,696,270
Rocky Mountain Energy Center
  6.38%, 6/22/11                                        1,328         1,348,730
Sealy Mattress
  4.45-4.65%, 3/31/12                                   2,098         2,126,190
Semgroup
  5.32-7.00%, 8/26/10                                     998         1,011,216
Simmons Company
  3.875-6.75%, 12/19/11                                 2,500         2,529,168
Smurfit Stone Container
  2.30%, 10/1/10                                          349           354,414
  4.3125-4.6875%, 10/1/11                               1,096         1,110,842
Texas Genco Holdings
  4.48%, 12/14/11                                       2,000         2,025,968
United Industries Corp.
  6.63-6.92%, 10/31/11                                    995         1,009,925
Universal City Development
  2.00%, 6/9/11                                         1,000         1,015,000
Valor Communications
  5.75-5.92%, 11/3/11                                   1,496         1,508,718
Venetian Resort
  4.90%, 7/25/11                                        2,500         2,539,346
VWR International
  4.58%, 4/05/11                                        2,204         2,239,476
Warner Music Group
  4.97-5.38%, 3/22/11                                   3,471         3,514,653
Western Wireless Term B1
  5.03-5.42%, 5/30/11                                   3,483         3,533,494
                                                                 --------------
Total Bank Loans
  (cost $84,157,393)                                                 85,444,583
                                                                 --------------
NON-CONVERTIBLE PREFERRED STOCKS-0.1%
Banco Santander
  6.41%(c)                                              4,000           103,500
Duquesne Light Co.
  6.50%(c)                                             14,950           789,734
Zurich Funding Trust
  1.71%(e)                                                500           492,750
                                                                 --------------
Total Non-Convertible
  Preferred Stocks
  (cost $1,335,000)                                                   1,385,984
                                                                 --------------


_______________________________________________________________________________

ACM INCOME FUND o 17


                                                       Portfolio of Investments
-------------------------------------------------------------------------------

                                                    Shares or
                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
WARRANTS(h)-0.0%
Central Bank of Nigeria
  Warrants, expiring 11/15/20                           4,500    $           -0-
Republic of Venezuela
  Warrants, expiring 4/15/20                            1,785                -0-
                                                                 --------------
Total Warrants
  (cost $0)                                                                  -0-
                                                                 --------------
SHORT-TERM INVESTMENTS-7.2%
Repurchase Agreement-3.2%
Greenwich Capital Markets
  2.00%, 12/31/04, due
  1/03/05 in the amount of
  $60,510,083 (collateralized
  by $61,770,000 FNMA,
  zero coupon due
  1/05/05; value-$61,763,823)
  (cost $60,500,000)                    U.S.$          60,500        60,500,000
                                                                 --------------
Canada Government Treasury
  Obligation-1.0%
Canada Government Treasury Bill
  Zero Coupon, 5/03/10(c)
  (cost $18,533,652)                    CAD            22,810        18,873,406
                                                                 --------------
U.S. Treasury Obligation-3.0%
U.S. Treasury Bill
  Zero Coupon, 3/10/05(c)               U.S.$          48,000        47,809,147
  Zero Coupon, 3/24/05(i)                               9,000         8,955,935
                                                                 --------------
  (cost $56,765,082)                                                 56,765,082
                                                                 --------------
Total Short-Term Investments
  (cost $135,798,734)                                               136,138,488
                                                                 --------------
Total Investments Before Security
  Lending Collateral-150.8%
  (cost $2,656,013,368)                                           2,846,731,825
                                                                 --------------
INVESTMENT OF CASH COLLATERAL
  FOR SECURITIES LOANED-2.1%
Short-Term Investment
UBS Private Money Market Fund, LLC
  2.16%
  (cost $39,998,940)                               39,998,940        39,998,940
                                                                 --------------
Total Investments-152.9%
  (cost $2,696,012,308)                                           2,886,730,765
Other assets less liabilities-(52.9%)                              (998,459,097)
                                                                 --------------
Net Assets-100.0%                                                $1,888,271,668
                                                                 ==============


_______________________________________________________________________________

18 o ACM INCOME FUND


                                                       Portfolio of Investments
-------------------------------------------------------------------------------

CALL OPTIONS WRITTEN (see Note C)


                                            Exercise         Expiration
Description              Contracts(j)         Price             Month         U.S. $ Value
---------------------------------------------------------------------------------------------
Republic of Brazil
  11.00%, 8/17/40          4,175,000         $117.65         January '05        $(66,800)
Republic of Brazil
  11.00%, 8/17/40          1,960,000          118.15         January '05         (25,480)
Republic of Brazil
  11.00%, 8/17/40            350,000          118.10         January '05          (4,900)
Republic of Brazil
  11.00%, 8/17/40          3,380,000          118.50         January '05         (43,940)
Republic of Brazil
  11.00%, 8/17/40          1,690,000          118.75         January '05         (20,280)

  (premiums received $166,838)



FINANCIAL FUTURES CONTRACTS SOLD (see Note C)


                                                                     Value at
                  Number of     Expiration                          December 31,      Unrealized
Type              Contracts        Month       Original Value          2004          Depreciation
----------------------------------------------------------------------------------------------------
5 Year Swap                        March
Futures             6,568           2005        $711,623,754       $712,012,250       $  (388,496)

10 Year Swap        March
Futures             2,117           2005         231,707,908        233,465,406        (1,757,498)
                                                                                      -----------
                                                                                      $(2,145,994)
                                                                                      -----------



FORWARD EXCHANGE CURRENCY CONTRACTS (see Note C)

                                               U.S. $
                              Contract        Value on          U.S. $           Unrealized
                               Amount       Origination         Current         Appreciation/
                               (000)            Date             Value         (Depreciation)
------------------------------------------------------------------------------------------------
BUY CONTRACTS
Canadian Dollar,
  settling 2/09/05             23,294       $19,052,547       $19,357,978        $ 305,431

SALE CONTRACTS
Canadian Dollar,
  settling 2/09/05             23,303        19,282,086        19,365,740          (83,654)
Euro,
  settling 1/07/05              4,663         6,137,325         6,313,058         (175,733)
Mexican Peso,
  settling 1/21/05            122,578        10,781,802        10,944,756         (162,954)



_______________________________________________________________________________

ACM INCOME FUND o 19


                                                       Portfolio of Investments
-------------------------------------------------------------------------------

CREDIT DEFAULT SWAP CONTRACTS (see Note C)


                                  Notional                                    Unrealized
Swap Counterparty &                Amount        Interest     Termination    Appreciation/
Referenced Obligation               (000)          Rate           Date      (Depreciation)
---------------------------------------------------------------------------------------------
BUY CONTRACTS:
Citigroup Global Markets, Inc.
  Republic of Colombia
  8.375%, 2/15/27                    1,900         3.02%         1/20/10      $ (13,390)
Citigroup Global Markets, Inc.
  Republic of Hungary
  4.50%, 2/06/13                    10,250         0.50         11/26/13       (192,775)
Citigroup Global Markets, Inc.
  Republic of Philippines
  10.625%, 3/16/25                   3,360         5.60          3/20/14        (19,846)

SALE CONTRACTS:
Citigroup Global Markets, Inc.
  Republic of Brazil
  12.25%, 3/06/30                    3,000         6.35          8/20/05        182,167
Citigroup Global Markets, Inc.
  Republic of Brazil
  12.25%, 3/06/30                    6,275         4.40          5/20/06        325,704
Citigroup Global Markets, Inc.
  Republic of Colombia
  8.375%, 2/15/27                    3,750         1.13          1/20/07          5,302
Citigroup Global Markets, Inc.
  Republic of Philippines
  10.625%, 3/16/25                   3,360         4.95          3/20/09         72,038
Credit Suisse First Boston
  Republic of Brazil
  12.25%, 3/06/30                      600         6.90          6/20/07         52,845
Morgan Stanley
  Republic of Brazil
  12.25%, 3/06/30                    4,800         3.80          8/20/06        284,800


REVERSE REPURCHASE AGREEMENTS (see Note C)


                                      Interest
Broker                                  Rate         Maturity            Amount
-------------------------------------------------------------------------------------
Citigroup Global Markets, Inc.          1.75%         1/13/05         $ 34,093,910
Citigroup Global Markets, Inc.          2.10          1/11/05           16,891,572
Citigroup Global Markets, Inc.          2.20          1/13/05          109,180,851
Citigroup Global Markets, Inc.          2.20          1/13/05           33,288,518
Citigroup Global Markets, Inc.          2.25          1/13/05           10,452,143
Merrill Lynch                           2.05          1/13/05           60,300,075
Merrill Lynch                           2.15          1/13/05           49,392,342
Merrill Lynch                           2.15          1/13/05           23,082,228
Merrill Lynch                           2.20          1/13/05           39,638,867
Merrill Lynch                           2.25          1/13/05           72,587,834
                                                                      ------------
                                                                      $448,908,340
                                                                      ============



See footnote summary on page 21.


_______________________________________________________________________________

20 o ACM INCOME FUND


                                                       Portfolio of Investments
-------------------------------------------------------------------------------

* Represents entire or partial securities out on loan. See Note E for securities lending information.

(a) Positions, or portion thereof, with an aggregate market value of $1,044,438,726 have been segregated to collateralize the loan payable outstanding.

(b) Positions, or portion thereof, with an aggregate market value of $458,159,588 have been segregated to collateralize reverse repurchase agreements.

(c) Positions, or portion thereof, with an aggregate market value of $557,186,386 have been segregated to collateralize open forward exchange currency contracts.

(d)  Security is in default and is non-income producing.

(e) Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2004, the aggregate market value of these securities amounted to $390,981,516 or 20.7% of net assets.

(f) Coupon increases periodically based upon a predetermined schedule. Stated interest rate in effect at December 31, 2004.

(g) Indicates a security that has a zero coupon that remains in effect until a predetermined date at which time the stated coupon rate becomes effective until final maturity.

(h)  Non-income producing security.

(i) Position, or a portion thereof, with an aggregate market value of $8,955,935 has been segregated as collateral for the futures transactions outstanding at December 31, 2004.

(j)  One contract relates to principal amount of $1.00.


Currency Abbreviations:

BRL - Brazilian Real

CAD - Canadian Dollar

COP - Colombian Peso

EUR - Euro

MXP - Mexican Peso

TRL - Turkish Lira

U.S.$ - United States Dollar


Glossary of Terms:

DCB - Debt Conversion Bond

FNMA - Federal National Mortgage Association

FRN - Floating Rate Note

I/O - Interest Only

PIK - Pay-In-Kind Payments

TBA - (To Be Assigned)--Securities are purchased on a forward commitment with an approximate principal amount (generally +/- 1.0%) and no definite maturity date. The actual principal amount and maturity date will be determined upon settlement when the specific mortgage pools are assigned.

TIPS - Treasury Inflation Protected Security

VRN - Variable Rate Note

See notes to financial statements.


_______________________________________________________________________________

ACM INCOME FUND o 21


                                              Statement of Assets & Liabilities
-------------------------------------------------------------------------------

STATEMENT OF ASSETS & LIABILITIES
December 31, 2004

ASSETS
Investments in securities, at value (cost $2,696,012,308 --
  including investment of cash collateral for securities
  loaned of $39,998,940)                                      $2,886,730,765(a)
Cash                                                               9,097,495
Foreign cash, at value (cost $3,212,596)                           3,262,742
Unrealized appreciation of credit default swap contracts             922,856
Unrealized appreciation of forward exchange
  currency contracts                                                 305,431
Interest and dividends receivable                                 34,130,350
Receivable for investment securities sold                          6,225,824
                                                              --------------
Total assets                                                   2,940,675,463
                                                              --------------
LIABILITIES
Outstanding call options written, at value
  (premiums received $166,838)                                       161,400
Reverse repurchase agreements                                    448,908,340
Loan payable                                                     400,000,000
Payable for investment securities purchased                      157,361,548
Payable for collateral received on securities loaned              39,998,940
Payable for variation margin on futures contracts                  2,290,000
Advisory fee payable                                               1,357,707
Loan interest payable                                              1,300,366
Unrealized depreciation of forward exchange
  currency contracts                                                 422,341
Unrealized depreciation of credit default swap contracts             226,011
Administrative fee payable                                            32,869
Accrued expenses                                                     344,273
                                                              --------------
Total liabilities                                              1,052,403,795
                                                              --------------
Net Assets                                                    $1,888,271,668
                                                              ==============
COMPOSITION OF NET ASSETS
Capital stock, at par                                         $    2,284,025
Additional paid-in capital                                     2,127,519,595
Distributions in excess of net investment income                 (44,489,589)
Accumulated net realized loss on investment
  and foreign currency transactions                             (386,277,876)
Net unrealized appreciation of investments and
  foreign currency denominated assets and liabilities            189,235,513
                                                              --------------
                                                              $1,888,271,668
                                                              ==============
Net Asset Value Per Share
  (based on 228,402,531 shares outstanding)                            $8.27
                                                                       =====


(a)  Includes securities on loan with a value of $37,955,603 (see Note E).

See notes to financial statements.


_______________________________________________________________________________

22 o ACM INCOME FUND


                                                        Statement of Operations
-------------------------------------------------------------------------------

STATEMENT OF OPERATIONS
Year Ended December 31, 2004


INVESTMENT INCOME
Interest                                          $183,781,775
Dividends                                              593,103     $184,374,878
                                                  ------------
EXPENSES
Advisory fee                                        14,791,745
Administrative fee                                   1,603,136
Custodian                                              566,993
Transfer agency                                        401,260
Printing                                               236,878
Registration fee                                       171,692
Audit                                                   87,254
Directors' fees                                         36,090
Legal                                                   33,733
Miscellaneous                                          180,303
                                                  ------------
Total expenses before interest                      18,109,084
Interest expense                                    12,701,475
                                                  ------------
Total expenses                                                       30,810,559
                                                                   ------------
Net investment income                                               153,564,319
                                                                   ------------
REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENT AND FOREIGN CURRENCY
TRANSACTIONS
Net realized gain (loss) on:
  Investment transactions                                            64,941,478
  Swap Contracts                                                      4,577,498
  Futures contracts                                                 (31,157,617)
  Written options                                                       723,787
  Foreign currency transactions                                       1,546,558
Net change in unrealized
  appreciation/depreciation of:
  Investments                                                       (47,490,937)
  Swap contracts                                                     (2,974,596)
  Futures contracts                                                   6,473,381
  Written options                                                         5,438
  Foreign currency denominated
  assets and liabilities                                                 24,019
                                                                   ------------
Net loss on investment and
  foreign currency transactions                                      (3,330,991)
                                                                   ------------
NET INCREASE IN NET ASSETS FROM
  OPERATIONS                                                       $150,233,328
                                                                   ============


See notes to financial statements.


_______________________________________________________________________________

ACM INCOME FUND o 23


                                             Statement of Changes in Net Assets
-------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                                  Year Ended       Year Ended
                                                  December 31,     December 31,
                                                     2004             2003
                                                ==============   ==============
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income                           $  153,564,319   $  172,795,433
Net realized gain on investment and
  foreign currency transactions                     40,631,704       52,973,949
Net change in unrealized
  appreciation/depreciation of
  investments and foreign currency
  denominated assets and liabilities               (43,962,695)      78,521,785
                                                --------------   --------------
Net increase in net assets from
  operations                                       150,233,328      304,291,167

DIVIDENDS AND DISTRIBUTIONS TO
SHAREHOLDERS FROM
Net investment income                             (177,629,178)    (195,843,523)

COMMON STOCK TRANSACTIONS
Reinvestment of dividends resulting
  in issuance of common stock                       10,814,470       11,241,411
                                                --------------   --------------
Total increase (decrease)                          (16,581,380)     119,689,055

NET ASSETS
Beginning of period                              1,904,853,048    1,785,163,993
                                                --------------   --------------
End of period (including distributions
  in excess of net investment income
  of $44,489,589 and $32,025,412,
  respectively)                                 $1,888,271,668   $1,904,853,048
                                                ==============   ==============


See notes to financial statements.


_______________________________________________________________________________

24 o ACM INCOME FUND


                                                        Statement of Cash Flows
-------------------------------------------------------------------------------

STATEMENT OF CASH FLOWS
Year Ended December 31, 2004


INCREASE (DECREASE) IN CASH FROM
OPERATING ACTIVITIES:
Interest and dividends received                 $  152,160,790
Interest expense paid                              (12,085,544)
Operating expenses paid                            (18,441,603)
                                                --------------
Net increase in cash from operating
  activities                                                     $  121,633,643

INVESTING ACTIVITIES:
Purchases of long-term portfolio
  investments                                   (3,841,997,465)
Proceeds from disposition of long-term
  portfolio investments                          3,954,830,956
Purchases of short-term investments,
  net                                              (72,572,674)
Premiums received on written options                   166,838
Variation margin paid on futures
  contracts                                         (1,548,125)
                                                --------------
Net increase in cash from investing
  activities                                                         38,879,530

FINANCING ACTIVITIES*:
Cash dividends paid                               (166,814,708)
Effect of exchange rate on cash                      1,242,077
Increase in reverse repurchase
  agreements                                        17,352,751
                                                --------------
Net decrease in cash from financing
  activities                                                       (148,219,880)
                                                                 --------------
Net increase in cash                                                 12,293,293
Cash at beginning of period                                              66,944
                                                                 --------------
Cash at end of period                                            $   12,360,237
                                                                 ==============

-------------------------------------------------------------------------------

RECONCILIATION OF NET INCREASE IN
NET ASSETS FROM OPERATIONS TO
NET INCREASE IN CASH FROM
OPERATING ACTIVITIES:
Net increase in net assets from
  operations                                                     $  150,233,328

ADJUSTMENTS:
Decrease in interest and dividend
  receivable                                    $    7,239,998
Accretion of bond discount and
  amortization of bond premium                     (39,454,086)
Increase in interest payable                           615,931
Decrease in accrued expenses                          (332,519)
Net realized gain on investment
  and foreign currency transactions                (40,631,704)
Net change in unrealized
  appreciation/depreciation of
  investments and foreign currency
  denominated assets and liabilities                43,962,695
                                                --------------
Total adjustments                                                   (28,599,685)
                                                                 --------------
Net increase in Cash from Operating
  Activities                                                     $  121,633,643
                                                                 ==============


* Non-cash financing activities not included herein consist of reinvestment of dividends.

See notes to financial statements.


_______________________________________________________________________________

ACM INCOME FUND o 25


                                                  Notes to Financial Statements
-------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
December 31, 2004

NOTE A

Significant Accounting Policies

ACM Income Fund, Inc. (the "Fund'') is registered under the Investment Company Act of 1940 as a diversified, closed-end management investment company. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Fund's Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities not listed on an exchange but traded on The NASDAQ Stock Market, Inc. ("NASDAQ") are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market, ("OTC") (but excluding securities traded on NASDAQ) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, Alliance Capital Management, L.P. (the "Adviser") may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.


_______________________________________________________________________________

26 o ACM INCOME FUND


                                                  Notes to Financial Statements
-------------------------------------------------------------------------------

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer's financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because, most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at the rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation and depreciation of investments and foreign currency denominated assets and liabilities.

3. Taxes

It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

4. Investment Income and Investment Transactions

Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains and losses are


_______________________________________________________________________________

ACM INCOME FUND o 27


                                                  Notes to Financial Statements
-------------------------------------------------------------------------------

determined on the identified cost basis. The Fund accretes discounts as adjustments to interest income. Additionally, the Fund amortizes premiums on debt securities for financial statement reporting purposes only.

5. Dividends and Distributions

Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

6. Repurchase Agreements

The Fund's custodian or designated subcustodian will take control of securities as collateral under repurchase agreements and determine on a daily basis that the value of such securities are sufficient to cover the value of the repurchase agreements. If the seller defaults and the value of collateral declines, or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of collateral by the Fund may be delayed or limited.

NOTE B

Advisory, Administrative Fees and Other Transactions with Affiliates

Under the terms of an investment advisory agreement, the Fund pays the Adviser a monthly advisory fee in an amount equal to the sum of 1/12th of .30 of 1% of the Fund's average weekly net assets up to $250 million, 1/12th of .25 of 1% of the Fund's average weekly net assets in excess of $250 million, and 5.25% of the Fund's daily gross income (i.e., income other than gains from the sale of securities and foreign currency transactions or gains realized from options and futures contracts less interest on money borrowed by the Fund) accrued by the Fund during the month (the "Income Component"). However, such monthly advisory fee shall not exceed in the aggregate 1/12th of 1% of the Fund's average weekly net assets during the month (approximately 1% on an annual basis). Please see the Subsequent Events Note for additional information regarding the advisory fee.

Under the terms of a Shareholder Inquiry Agency Agreement with Alliance Global Investor Services, Inc. ("AGIS"), a wholly-owned subsidiary of the Adviser, the Fund reimburses AGIS for costs relating to servicing phone inquiries on behalf of the Fund. During the year ended December 31, 2004, the Fund reimbursed AGIS $7,850 for such costs.

For the period January 1, 2004 through June 30, 2004, under the terms of an Administrative Agreement, the Fund pays its Administrator, UBS Global Asset Management (US) Inc. ("UBS Global AM"), a monthly fee equal to the annual


_______________________________________________________________________________

28 o ACM INCOME FUND


                                                  Notes to Financial Statements
-------------------------------------------------------------------------------

rate of .18 of 1% of the Fund's average weekly net assets up to $100 million, ..16 of 1% of the Fund's next $200 million of average weekly net assets and .15 of 1% of the Fund's average weekly net assets in excess of $300 million. For the period July 1, 2004 through December 31, 2004, the Fund paid UBSGlobal AM ..02 of 1% of the Fund's average weekly net assets. Such fee is accrued daily and paid monthly. UBS Global AM is an indirect wholly-owned asset management subsidiary of UBS AG. UBS Global AM prepares financial and regulatory reports for the Fund and provides other administrative services.

NOTE C

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended December 31, 2004 were as follows:

                                                  Purchases           Sales
                                                ==============   ==============
Investment securities (excluding
  U.S. government securities)                   $1,211,647,381   $1,311,621,896
U.S. government securities                       2,668,698,289    2,507,377,373


The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding foreign currency contracts, futures contracts, written options and swap contracts) are as follows:

Cost                                                             $2,750,302,101
                                                                 ==============
Gross unrealized appreciation                                    $  175,049,726
Gross unrealized depreciation                                       (38,621,062)
                                                                 --------------
Net unrealized appreciation                                      $  136,428,664
                                                                 ==============

1. Financial Futures Contracts

The Fund may buy or sell financial futures contracts for the purpose of hedging its portfolio against adverse affects of anticipated movements in the market. The Fund bears the market risk that arises from changes in the value of these financial instruments and the imperfect correlation between movements in the price of the future contracts and movements in the price of the securities hedged or used for cover.

At the time the Fund enters into a futures contract, the Fund deposits and maintains as collateral an initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.


_______________________________________________________________________________

ACM INCOME FUND o 29


                                                  Notes to Financial Statements
-------------------------------------------------------------------------------

2. Forward Exchange Currency Contracts

The Fund may enter into forward exchange currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sales commitments denominated in foreign currencies. A forward exchange currency contract is a commitment to purchase or sell a foreign currency on a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions.

Fluctuations in the value of open forward exchange currency contracts are recorded for financial reporting purposes as unrealized appreciation and depreciation by the Fund.

The Fund's custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Fund having a value at least equal to the aggregate amount of the Fund's commitments under forward exchange currency contracts entered into with respect to position hedges.

Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount in U.S. dollars, reflects the total exposure the Fund has in that particular currency contract.

3. Option Transactions

For hedging and investment purposes, the Fund may purchase and write (sell) put and call options on U.S. and foreign government securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and a change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by the premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Fund on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commis-


_______________________________________________________________________________

30 o ACM INCOME FUND


                                                  Notes to Financial Statements
-------------------------------------------------------------------------------

sions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value.

Transactions in written options for the year ended December 31, 2004, were as follows:

                                                   Number of
                                                   Contracts        Premiums
                                                     (000)          Received
                                                 =============    =============
OPTIONS OUTSTANDING AT
  DECEMBER 31, 2003                                         -0-   $          -0-
Options written                                        200,667        1,072,282
Options terminated in closing purchase
  transactions                                         (29,605)        (426,216)
Options expired                                       (159,507)        (479,228)
                                                 -------------    -------------
OPTIONS OUTSTANDING AT
  DECEMBER 31, 2004                                     11,555    $     166,838
                                                 =============    =============

4. Swap Agreements

The Fund may enter into swaps on sovereign debt obligations to hedge its exposure to interest rates and credit risk or for investment purposes. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities.

As of January 1, 2004, the Fund has adopted the method of accounting for interim payments on swap contracts in accordance with Financial Acounting Standard Board Statement No. 133.


_______________________________________________________________________________

ACM INCOME FUND o 31


                                                  Notes to Financial Statements
-------------------------------------------------------------------------------

The Fund accrues for the interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities. Once the interim payments are settled in cash, the net amount is recorded as realized gain/loss on swaps, in addition to realized gain/loss recorded upon the termination of swap contracts on the statement of operations. Prior to January 1, 2004, these interim payments were reflected within interest income/expense in the Statement of Operations. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation/ depreciation of investments.

The Fund may enter into credit default swaps. The Fund may purchase credit protection on the referenced obligation of the credit default swap ("Buy Contract") or provide credit protection on the referenced obligation of the credit default swap ("Sale Contract"). A sale/(buy) in a credit default swap provides upon the occurrence of a credit event, as defined in the swap agreement, for the Fund to buy/(sell) from/(to) the counterparty at the notional amount (the "Notional Amount") and receive/(deliver) the principal amount of the referenced obligation. If a credit event occurs, the maximum payout amount for a Sale Contract is limited to the Notional Amount of the swap contract ("Maximum Payout Amount"). During the term of the swap agreement, the Fund receives/(pays) semi-annual fixed payments from/(to) the respective counterparty, calculated at the agreed upon interest rate applied to the Notional Amount. These interim payments are recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities.

Credit default swaps may involve greater risks than if a Fund had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a buyer and no credit event occurs, it will lose its investment. In addition, if the Fund is a seller and a credit event occurs, the value of the referenced obligation received by the Fund coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a loss to the Fund.

At December 31, 2004, the Fund had Sale Contracts outstanding with Maximum Payout Amounts aggregating $21,785,000, with net unrealized appreciation of $737,369 and terms ranging from 1 year to 10 years, as reflected in the portfolio of investments.

In certain circumstances, the Fund may hold Sale Contracts on the same referenced obligation and with the same counterparty it has purchased credit protection, which may reduce its obligation to make payments on Sale Contracts, if a credit event occurs. The Fund had Buy Contracts outstanding with a Notional Amount of $5,260,000 with respect to the same referenced obligations and same counterparties of certain Sale Contracts outstanding, which reduced its obligation to make payments on Sale Contracts to $16,525,000 as of December 31, 2004.


_______________________________________________________________________________

32 o ACM INCOME FUND


                                                  Notes to Financial Statements
-------------------------------------------------------------------------------

5. Dollar Rolls

The Fund may enter into dollar rolls. Dollar rolls involve sales by the Fund of securities for delivery in the current month and the Fund's simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. Dollar rolls are speculative techniques and may be considered to be borrowings by the Fund.

6. Reverse Repurchase Agreements

Under a reverse repurchase agreement, the Fund sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time the Fund enters into a reverse repurchase agreement, it will establish a segregated account with the custodian containing liquid assets having a value at least equal to the repurchase price.

For the year ended December 31, 2004, the average amount of reverse repurchase agreements outstanding was $489,131,264 and the daily weighted average annual interest rate was 1.24%.

NOTE D

Capital Stock

There are 300,000,000 shares of $.01 par value common stock authorized of which 228,402,531 shares were issued and outstanding at December 31, 2004. During the years ended December 31, 2004 and December 31, 2003, the Fund issued 1,328,765 and 1,349,486 shares, respectively, in connection with the Fund's dividend reinvestment plan.

NOTE E

Securities Lending

The Fund has entered into a securities lending agreement with AG Edwards & Sons, Inc. (the "Lending Agent"). Under the terms of the agreement, the Lending Agent, on behalf of the Fund, administers the lending of portfolio securities to certain broker-dealers. In return, the Fund receives fee income from the lending transactions or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive dividends or interest on the securities loaned. Unrealized gain or loss on the value of the securities loaned that may occur during the term of the loan will be reflected in the accounts of the Fund. All loans are continuously secured by collateral exceeding the value of the securities loaned. All collateral consists of either cash or U.S. Government securities. The Lending Agent may invest the cash collateral received in accordance with the investment restrictions of the Fund in one or more of the following investments: U.S. Government or U.S. Government agency obligations, bank obligations, corporate debt obligations, asset-backed


_______________________________________________________________________________

ACM INCOME FUND o 33


                                                  Notes to Financial Statements
-------------------------------------------------------------------------------

securities, structured products, repurchase agreements and an eligible money market fund. The Lending Agent will indemnify the Fund for any loss resulting from a borrower's failure to return a loaned security when due. As of December 31, 2004, the Fund had loaned securities with a value of $37,955,603 and received cash collateral of $39,998,940, which was invested in a money market fund as included in the accompanying portfolio of investments. For the year ended December 31, 2004, the Fund earned fee income of $290,196, which is included in interest income in the accompanying statement of operations.

NOTE F

Bank Borrowing

The Fund participated in a credit facility for a commercial paper asset securitization program with Societe Generale ("SG") as Administrative Agent, and Barton Capital Corporation ("Barton") as lender. The credit facility has a maximum limit of $400 million. Under the SG Program, Barton will fund advances to the Fund through the issuance of commercial paper rated A-1+ by Standard & Poor's Ratings Services and P-1 by Moody's Investors Service, Inc. The collateral value must be at least 171% of outstanding borrowings. The borrowings under the SG program are secured by the pledging of the Fund's portfolio securities as collateral. The interest rate on the Fund's borrowings is based on the interest rate carried by the commercial paper. The weighted average annual interest rate was 1.46% and the average borrowing was $400,000,000 for the year ended December 31, 2004. At December 31, 2004, the interest rate in effect was 2.31% and the amount of borrowings outstanding was $400,000,000.

NOTE G

Risks Involved in Investing in the Fund

Interest Rate Risk and Credit Risk--Interest rate risk is the risk that changes in interest rates will affect the value of the Fund's investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Fund's investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit risk rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as "junk bonds") have speculative elements or are predominantly speculative risks.

Foreign Securities Risk--Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable United States companies or the United States government.


_______________________________________________________________________________

34 o ACM INCOME FUND


                                                  Notes to Financial Statements
-------------------------------------------------------------------------------

The Fund invests in sovereign debt obligations of countries that are considered emerging market countries at the time of purchase. Therefore, the Fund is susceptible to governmental factors and economic and debt restructuring developments adversely affecting the economies of these emerging market countries. In addition, these debt obligations may be less liquid and subject to greater volatility than debt obligations of more developed countries.

Indemnification Risk--In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

NOTE H

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended December 31, 2004 and December 31, 2003 were as follows:

                                                 2004             2003
                                             =============    =============
Distributions paid from:
  Ordinary income                            $ 177,629,178    $ 195,843,523
                                             -------------    -------------
Total taxable distributions                    177,629,178      195,843,523
  Tax return of capital                                 -0-              -0-
                                             -------------    -------------
Total distributions paid                     $ 177,629,178    $ 195,843,523
                                             =============    =============


As of December 31, 2004, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Accumulated capital and other losses                          $(378,567,879)(a)
Unrealized appreciation/(depreciation)                          137,035,927(b)
                                                              -------------
Total accumulated earnings/(deficit)                          $(241,531,952)
                                                              =============

(a) On December 31, 2004, the Fund had a net capital loss carryforward of $378,564,547 of which $116,390,821 expires in the year 2006, $67,513,083 expires in the year 2007, $8,878,672 expires in the year 2008, $48,113,872 expires in the year 2009 and $137,668,099 expires in the year 2010. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed. Based on certain provisions in the Internal Revenue Code, various limitations regarding the future utilization of these carryforwards, brought forward as a result of the Fund's merger with ACM Government Securities Fund and ACM Government Spectrum Fund, may apply. During the fiscal year, the Fund utilized capital loss carryforwards of $35,897,321. For the year ended December 31, 2004, the Fund deferred losses on straddles of $3,332.

(b) The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales, the difference between book and tax amortization methods for premium, the realization for tax purposes of unrealized gains and losses on certain derivative instruments and the difference between book and tax treatment of swap income.


_______________________________________________________________________________

ACM INCOME FUND o 35


                                                  Notes to Financial Statements
-------------------------------------------------------------------------------

During the current fiscal year, permanent differences primarily due to the tax treatment of foreign currency gains and losses, tax treatment of swap income, tax treatment of paydown losses, tax treatment of bond premium and distributions in excess of net investment income, resulted in a net decrease in distributions in excess of net investment income, a net increase in accumulated net realized loss on investment and foreign currency transactions and a net decrease to additional paid-in capital. This reclassification had no effect on net assets.

NOTE I

Legal Proceedings

As has been previously reported, the staff of the U.S. Securities and Exchange Commission ("SEC") and the Office of New York Attorney General ("NYAG") have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that the Adviser provide information to them. The Adviser has been cooperating and will continue to cooperate with all of these authorities. The shares of the Fund are not redeemable by the Fund, but are traded on an exchange at prices established by the market. Accordingly, the Fund and its shareholders are not subject to the market timing and late trading practices that are the subject of the investigations mentioned above or the lawsuits described below. Please see below for a description of the agreements reached by the Adviser and the SEC and NYAG in connection with the investigations mentioned above.

Numerous lawsuits have been filed against the Adviser and certain other defendants in which plaintiffs make claims purportedly based on or related to the same practices that are the subject of the SEC and NYAG investigations referred to above. Some of these lawsuits name the Fund as a party. The lawsuits are now pending in the United States District Court for the District of Maryland pursuant to a ruling by the Judicial Panel on Multidistrict Litigation transferring and centralizing all of the mutual fund cases involving market and late trading in the District of Maryland. Management of the Adviser believes that these private lawsuits are not likely to have a material adverse effect on the results of operations or financial condition of the Fund.

On December 18, 2003, the Adviser confirmed that it had reached terms with the SEC and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the SEC is reflected in an Order of the Commission ("SEC Order"). The agreement with the NYAG is memorialized in an Assurance of Discontinuance dated September 1, 2004 ("NYAG Order"). Among the key provisions of these agreements are the following:


_______________________________________________________________________________

36 o ACM INCOME FUND


                                                  Notes to Financial Statements
-------------------------------------------------------------------------------

(i) The Adviser agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the SEC Order. According to the SEC Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (i) their aliquot share of losses suffered by the fund due to market timing, and (ii) a proportionate share of advisory fees paid by such fund during the period of such market timing;

(ii) The Adviser agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds, commencing January 1, 2004, for a period of at least five years; and

(iii) The Adviser agreed to implement changes to its governance and compliance procedures. Additionally, the SEC Order contemplates that the Adviser's registered investment company clients, including the Fund, will introduce governance and compliance changes.

The shares of the Fund are not redeemable by the Fund, but are traded on an exchange at prices established by the market. Accordingly, the Fund and its shareholders are not subject to the market timing practices described in the SEC Order and are not expected to participate in the Reimbursement Fund. Since the Fund is a closed-end fund, it will not have its advisory fee reduced pursuant to the terms of the agreements mentioned above.

The Adviser and approximately twelve other investment management firms were publicly mentioned in connection with the settlement by the SEC of charges that an unaffiliated broker/dealer violated federal securities laws relating to its receipt of compensation for selling specific mutual funds and the disclosure of such compensation. The SEC has indicated publicly that, among other things, it is considering enforcement action in connection with mutual funds' disclosure of such arrangements and in connection with the practice of considering mutual fund sales in the direction of brokerage commissions from fund portfolio transactions. The SEC has issued subpoenas to the Adviser in connection with this matter and the Adviser has provided documents and other information to the SEC and is cooperating fully with its investigation.

On June 22, 2004, a purported class action complaint entitled Aucoin, et al. v. Alliance Capital Management L.P., et al. ("Aucoin Complaint") was filed against the Adviser, Alliance Capital Management Holding L.P., Alliance Capital Management Corporation, AXA Financial, Inc., AllianceBernstein Investment Research & Management, Inc., certain current and former directors of the AllianceBernstein Mutual Funds, and unnamed Doe defendants. The Aucoin Complaint names certain of the AllianceBernstein mutual funds as nominal defendants. The Fund was not named as a nominal defendant in the Aucoin


_______________________________________________________________________________

ACM INCOME FUND o 37


                                                  Notes to Financial Statements
-------------------------------------------------------------------------------

Complaint. The Aucoin Complaint was filed in the United States District Court for the Southern District of New York by an alleged shareholder of an AllianceBernstein mutual fund. The Aucoin Complaint alleges, among other things, (i) that certain of the defendants improperly authorized the payment of excessive commissions and other fees from fund assets to broker-dealers in exchange for preferential marketing services, (ii) that certain of the defendants misrepresented and omitted from registration statements and other reports material facts concerning such payments, and (iii) that certain defendants caused such conduct as control persons of other defendants. The Aucoin Complaint asserts claims for violation of Sections 34(b), 36(b) and 48(a) of the Investment Company Act, Sections 206 and 215 of the Advisers Act, breach of common law fiduciary duties, and aiding and abetting breaches of common law fiduciary duties. Plaintiffs seek an unspecified amount of compensatory damages and punitive damages, rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts, an accounting of all fund-related fees, commissions and soft dollar payments, and restitution of all unlawfully or discriminatorily obtained fees and expenses.

Since June 22, 2004, numerous additional lawsuits making factual allegations substantially similar to those in the Aucoin Complaint were filed against the Adviser and certain other defendants, and others may be filed.

The Adviser believes that these matters are not likely to have a material adverse effect on the Fund or the Adviser's ability to perform advisory services relating to the Fund.

NOTE J

Subsequent Events

Effective January 1, 2005, UBS Global AM resigned as Administrator. Since January 1, 2005, Princeton Administrators, L.P. has been acting as Administrator for the Fund pursuant to the terms of an Administrative agreement for a fee equal to .02 of 1% of the Fund's average weekly net assets.

Effective February 11, 2005, the terms of the Advisory Agreement were amended so that the Income Component of the advisory fee was reduced to 4.75% of the Fund's daily gross income, as described in Note B, and so that the monthly advisory fee shall not exceed in the aggregate 1/12th of .95% of the Fund's average weekly net assets during the month (approximately .95% on an annual basis).


_______________________________________________________________________________

38 o ACM INCOME FUND


                                                           Financial Highlights
-------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Common Stock Outstanding Throughout Each Period


                                                           Year Ended December 31,
                                      ---------------------------------------------------------------
                                         2004(a)      2003         2002         2001(b)      2000
                                      -----------  -----------  -----------  -----------  -----------
Net asset value,
  beginning of period                    $8.39        $7.91        $7.87        $8.45        $7.64

INCOME FROM INVESTMENT
  OPERATIONS
Net investment income(c)                   .67          .76          .89          .76          .70
Net realized and unrealized
  gain (loss) on investment,
  future contracts, option
  contracts and foreign
  currency transactions                   (.01)         .59          .07         (.11)         .91
Net increase in net asset value
  from operations                          .66         1.35          .96          .65         1.61

LESS: DIVIDENDS AND
  DISTRIBUTIONS
Dividends from net investment
  income                                  (.78)        (.87)        (.85)        (.77)        (.70)
Distributions in excess of
  net investment income                     -0-          -0-          -0-        (.07)        (.10)
Tax return of capital                       -0-          -0-        (.07)          -0-          -0-
Total dividends and distributions         (.78)        (.87)        (.92)        (.84)        (.80)

LESS: FUND SHARE TRANSACTIONS
Dilutive effect of rights offering          -0-          -0-          -0-        (.32)          -0-
Offering costs charged to
  paid-in-capital in excess
  of par                                    -0-          -0-          -0-        (.07)          -0-
Total fund share transactions               -0-          -0-          -0-        (.39)          -0-
Net asset value, end of period           $8.27        $8.39        $7.91        $7.87        $8.45
Market value, end of period              $8.16        $8.58        $8.46        $7.30        $7.50
Premium/(Discount)                       (1.33)%       2.26%        6.95%       (7.24)%     (11.24)%

TOTAL INVESTMENT RETURN
Total investment return
  based on:(d)
  Market value                            4.63%       12.50%       30.60%        7.80%       28.97%
  Net asset value                         8.44%       17.66%       13.27%        3.11%       23.58%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
  (000's omitted)                   $1,888,272   $1,904,853   $1,785,164   $1,764,895   $1,390,542
Ratio to average net assets of:
  Expenses                                1.66%        1.67%        1.87%        2.31%        2.54%
  Expenses, excluding interest
    expense(e)                            0.98%        1.10%        1.26%        1.18%        1.19%
  Net investment income                   8.27%        9.28%       11.69%        9.33%        9.40%
Portfolio turnover rate                    139%         276%         414%         676%         538%
Asset coverage ratio                       492%         559%         376%         379%         339%
Bank borrowing outstanding
  (in millions)                           $400         $400         $400         $300         $300



See footnote summary on page 40.


_______________________________________________________________________________

ACM INCOME FUND o 39


                                                           Financial Highlights
-------------------------------------------------------------------------------

(a) As of January 1 2004, the Fund has adopted the method of accounting for interim payments on swap contracts in accordance with Financial Accounting Standards Board Statement No. 133. These interim payments are reflected within net realized and unrealized gain (loss) on swap contracts, however prior to January 1 2004, these interim payments were reflected within interest income/expense on the statement of operations. The effect of this change for the year ended December 31, 2004, was to decrease net investment income per share and increase net realized and unrealized gain (loss) on investment transactions. The effect on the per share amounts was less than $0.005. The ratio of net investment income to average net assets was decreased by 0.03%.

(b) As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide Audits of Investment Companies, and began amortizing premium on debt securities for financial reporting purposes only. The effect of this change for the year ended December 31, 2001, was to decrease net investment income per share by $.05, decrease net realized and unrealized loss on investment transactions per share by $.05, and decrease the ratio of net investment income to average net assets from 9.92% to 9.33%. Per share, ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

(c)  Based on average shares outstanding.

(d) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Fund's Dividend Reinvestment Plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods. Total investment return calculated for a period of less than one year is not annualized.

(e)  Net of interest expense of .68%, .57%, .61%, 1.13% and 1.35%, respectively, on borrowings (see Notes C and F).


_______________________________________________________________________________

40 o ACM INCOME FUND


                        Report of Independent Registered Public Accounting Firm
-------------------------------------------------------------------------------

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors of ACM Income Fund, Inc.

We have audited the accompanying statement of assets and liabilities of ACM Income Fund, Inc. (the "Fund"), including the schedule of investments, as of December 31, 2004, and the related statements of operations and cash flows for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standard require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significcant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the custodian and others. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the ACM Income Fund, Inc. at December 31, 2004, the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.


/s/ Ernst & Young LLP

New York, New York
February 16, 2005


_______________________________________________________________________________

ACM INCOME FUND o 41


                                                         Additional Information
-------------------------------------------------------------------------------

ADDITIONAL INFORMATION
(unaudited)

Shareholders whose shares are registered in their own names may elect to be participants in the Dividend Reinvestment and Cash Purchase Plan (the "Plan"), pursuant to which dividends and capital gain distributions to shareholders will be paid in or reinvested in additional shares of the Fund. Equiserve Trust Company, N.A. (the "Agent") will act as agent for participants under the Plan. Shareholders whose shares are held in the name of a broker or nominee should contact such broker or nominee to determine whether or how they may participate in the Plan.

If the Board declares an income distribution or determines to make a capital gain distribution payable either in shares or in cash, as holders of the Common Stock may have elected, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in shares of Common Stock of the Fund valued as follows:

(i) If the shares of Common Stock are trading at net asset value or at a premium above net asset value at the time of valuation, the Fund will issue new shares at the greater of net asset value or 95% of the then current market price.

(ii) If the shares of Common Stock are trading at a discount from net asset value at the time of valuation, the Agent will receive the dividend or distribution in cash and apply it to the purchase of the Fund's shares of Common Stock in the open market on the New York Stock Exchange or elsewhere, for the participants' accounts. Such purchases will be made on or shortly after the payment date for such dividend or distribution and in no event more than 30 days after such date except where temporary curtailment or suspension of purchase is necessary to comply with Federal securities laws. If, before the Agent has completed its purchases, the market price exceeds the net asset value of a share of Common Stock, the average purchase price per share paid by the Agent may exceed the net asset value of the Fund's shares of Common Stock, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund.

The Agent will maintain all shareholders' accounts in the Plan and furnish written confirmation of all transactions in the account, including information needed by shareholders for tax records. Shares in the account of each Plan participant will be held by the Agent in non-certificate form in the name of the participant, and each shareholder's proxy will include those shares purchased or received pursuant to the Plan.

There will be no charges with respect to shares issued directly by the Fund to satisfy the dividend reinvestment requirements. However, each participant will pay a pro-rata share of brokerage commissions incurred with respect to the Agent's open market purchases of shares. In each case, the cost per share of shares purchased for each shareholder's account will be the average cost, including brokerage commissions, of any shares purchased in the open market plus the cost of any shares issued by the Fund.


_______________________________________________________________________________

42 o ACM INCOME FUND


                                                         Additional Information
-------------------------------------------------------------------------------

The automatic reinvestment of dividends and distributions will not relieve participants of any income taxes that may be payable (or required to be withheld) on dividends and distributions.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to participants in the Plan at least 90 days before the record date for such dividend or distribution. The Plan may also be amended or terminated by the Agent on at least 90 days written notice to participants in the Plan. All correspondence concerning the Plan should be directed to the Agent at Equiserve Trust Company, N.A., P.O. Box 43011, Providence, RI 02940-3011.

Since the filing of the most recent amendment to the Fund's registration statement with the Securities and Exchange Commission, there have been (i) no material changes in the Fund's investment objectives or policies, (ii) no changes to the Fund's charter or by-laws that would delay or prevent a change of control of the Fund's, (iii) no material changes in the principal risk factors associated with investment in the Fund.


_______________________________________________________________________________

ACM INCOME FUND o 43


                                                             Board of Directors
-------------------------------------------------------------------------------

BOARD OF DIRECTORS

William H. Foulk, Jr.(1), Chairman
Marc O. Mayer, President
Ruth Block(1)
David H. Dievler(1)
John H. Dobkin(1)
Michael J. Downey(1)
Dr. James M. Hester(1)


OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Andrew M. Aran, Vice President
Paul J. DeNoon(2), Vice President
Michael L. Mon, Vice President
Douglas J. Peebles(2), Vice President
Michael A. Snyder, Vice President
Kewjin Yuoh, Vice President
Mark R. Manley, Secretary
Mark D. Gersten, Treasurer & Chief Financial Officer
Vincent S. Noto, Controller


Administrator

Princeton Administrators, L.P.
P.O. Box 9095
Princeton, NJ08543-9095

Dividend Paying Agent, Transfer Agent and Registrar

Equiserve Trust Company, N.A.
P.O. Box 43011
Providence, RI 02940-3011

Custodian

State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

Independent Registered Public Accounting Firm

Ernst & Young LLP
5 Times Square
New York, NY 10036

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004


(1)  Member of the Audit Committee and the Governance and Nominating Committee.

(2) Messrs. DeNoon and Peebles are the persons primarily responsible for the day-to-day management of the Fund's investment portfolio.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase from time to time at market prices shares of its Common Stock in the open market.

This report, including the financial statements herein, is transmitted to the shareholders of ACM Income Fund for their information. The financial information included herein is taken from the records of the Fund. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

Annual Certifications - As required, on April 27, 2004, the Fund submitted to the New York Stock Exchange ("NYSE") the annual certification of the Fund's Chief Executive Officer certifying that he is not aware of any violation of the NYSE's Corporate Governance listing standards. Subsequently, the Fund notified the NYSE that it had determined that a member of the Fund's Audit Committee was an "interested person," as defined in the 1940 Act, of the Fund's Adviser from March 25, 2004 through October 21, 2004, which was inconsistent with then applicable audit committee composition requirements. The Fund also has included the certifications of the Fund's Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act of 2002 as exhibits to the Fund's Form N-CSR filed with the Securities and Exchange Commission for the annual period.


_______________________________________________________________________________

44 o ACM INCOME FUND


                                                         Management of the Fund
-------------------------------------------------------------------------------

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund's Directors is set forth below.


                                                                               PORTFOLIOS
                                                                                 IN FUND            OTHER
   NAME, ADDRESS,                           PRINCIPAL                            COMPLEX        DIRECTORSHIP
   DATE OF BIRTH                           OCCUPATION(S)                        OVERSEEN BY       HELD BY
  (YEAR ELECTED*)                       DURING PAST 5 YEARS                      DIRECTOR         DIRECTOR
--------------------------------------------------------------------------------------------------------------

INTERESTED DIRECTOR

Marc O. Mayer, +                    Executive Vice President of ACMC                 66             None
1345 Avenue of the                  since 2001; prior thereto, Chief
Americas                            Executive Officer of Sanford C.
New York, NY 10105                  Bernstein & Co., LLC and its
10/2/57                             predecessor since prior to 2000.
(2003)

DISINTERESTED DIRECTORS

William H. Foulk, Jr., #            Investment adviser and an inde-                 113             None
2 Sound View Drive                  pendent consultant. He was for-
Suite 100                           merly Senior Manager of Barrett
Greenwich, CT 06830                 Associates, Inc., a registered invest-
9/7/32                              ment adviser, with which he had
(1998)                              been associated since prior to 2000.
Chairman of the Board               He was formerly Deputy Comptroller
                                    and Chief Investment Officer of the
                                    State of New York and, prior thereto,
                                    Chief Investment Officer of the New
                                    York Bank for Savings.

Ruth Block, #, **                   Formerly Executive Vice President                94             None
500 SE Mizner Blvd.,                and Chief Insurance Officer of The
Boca Raton, FL 33432                Equitable Life Assurance Society of
11/7/30                             the United States; Chairman and
(1987)                              Chief Executive Officer of Evlico;
                                    Director of Avon, BP (oil and gas),
                                    Ecolab Incorporated (specialty
                                    chemicals), Tandem Financial Group
                                    and Donaldson, Lufkin & Jenrette
                                    Securities Corporation; former
                                    Governor at Large, National Associ-
                                    ation of Securities Dealers,Inc.

David H. Dievler, #                 Independent consultant. Until                    98             None
P.O. Box 167                        December 1994 he was Senior
Spring Lake, NJ 07762               Vice President of Alliance Capital
10/23/29                            Management Corporation ("ACMC")
(1987)                              responsible for mutual fund admin-
                                    istration. Prior to joining ACMC in
                                    1984 he was Chief Financial Officer
                                    of Eberstadt Asset Management
                                    since 1968. Prior to that he was a
                                    Senior Manager at Price Waterhouse
                                    & Co. Member of American Institute
                                    of Certified Public Accountants
                                    since 1953.



_______________________________________________________________________________

ACM INCOME FUND o 45


                                                         Management of the Fund
-------------------------------------------------------------------------------


                                                                               PORTFOLIOS
                                                                                 IN FUND            OTHER
   NAME, ADDRESS,                           PRINCIPAL                            COMPLEX        DIRECTORSHIP
   DATE OF BIRTH                           OCCUPATION(S)                        OVERSEEN BY       HELD BY
  (YEAR ELECTED*)                       DURING PAST 5 YEARS                      DIRECTOR         DIRECTOR
--------------------------------------------------------------------------------------------------------------

DISINTERESTED DIRECTORS
(continued)

John H. Dobkin, #                   Consultant. Formerly President                   96             None
P.O. Box 12                         of Save Venice, Inc. (preservation
Annandale, NY 12504                 organization) from 2001-2002, a
2/19/42                             Senior Advisor from June 1999-
(1998)                              June 2000 and President of Historic
                                    Hudson Valley (historic preservation)
                                    from December 1989-May 1999.
                                    Previously, Director of the National
                                    Academy of Design and during
                                    1988-1992, he was Director and
                                    Chairman of the Audit Committee
                                    of ACMC.

Michael J. Downey, #                Consultant since January 2004.                   66         Asia Pacific
c/o Alliance Capital                Formerly managing partner of                                  Fund, Inc.
Management L.P.                     Lexington Capital, LLC (investment                             and The
1345 Avenue of the                  advisory firm) from December 1997                            Merger Fund
Americas                            until December 2003. Prior thereto,
New York, NY 10105                  Chairman and CEO of Prudential
1/26/44                             Mutual Fund Management from 1987
(2005)                              to 1993.

Dr. James M. Hester, #              Formerly President of the Harry Frank            11             None
25 Cleveland Lane                   Guggenheim Foundation, New York
Princeton, NJ 08540                 University and the New York Botanical
4/19/24                             Garden, Rector of the United Nations
(1987)                              University and Vice Chairman of the
                                    Board of the Federal Reserve Bank
                                    of New York.


*  There is no stated term of office for the Fund's Directors.

** Ms. Block was an "interested person", as defined in the 1940 Act, until October 21, 2004 by reason of her ownership of 116 American Depositary Shares of AXA having a value of approximately $2,396. AXA is a controlling person of ACMC. Ms. Block received shares of The Equitable Companies Incorporated as part of the demutualization of The Equitable Life Assurance Society of the United States, which were subsequently converted through a corporate action into 116 American Depositary Shares of AXA.

#  Member of the Audit Committee and the Governance and Nominating Committee.

+ Mr. Mayer is an "interested person", as defined in the 1940 Act, due to his position as Executive Vice President of ACMC.


_______________________________________________________________________________

46 o ACM INCOME FUND


                                                         Management of the Fund
-------------------------------------------------------------------------------

Officer Information

Certain information concerning the Fund's Officers is listed below.


   NAME, ADDRESS*                        POSITION(S)                     PRINCIPAL OCCUPATION
 AND DATE OF BIRTH                     HELD WITH FUND                     DURING PAST 5 YEARS
--------------------------------------------------------------------------------------------------------------

Marc O. Mayer                       President                       See biography above.
10/2/57

Philip L. Kirstein                  Senior Vice President           Senior Vice President and Independent
5/29/45                             and Independent                 Compliance Officer--Mutual Funds of
                                    Compliance Officer              ACMC**, with which he has been
                                                                    associated since October 2004. Prior
                                                                    thereto, he was Of Counsel to
                                                                    Kirkpatrick & Lockhart, LLP from
                                                                    October 2003 to October 2004, and
                                                                    General Counsel and First Vice
                                                                    President of Merrill Lynch Investment
                                                                    Managers, L.P. since prior to 2000 until
                                                                    March 2003.

Andrew M. Aran                      Vice President                  Senior Vice President of ACMC,** with
4/24/57                                                             which he has been associated since
                                                                    prior to 2000.

Paul J. DeNoon                      Vice President                  Senior Vice President of ACMC,** with
4/18/62                                                             which he has been associated since
                                                                    prior to 2000.

Michael L. Mon                      Vice President                  Vice President of ACMC,** with which
3/2/69                                                              he has been associated since prior to
                                                                    June 2000.

Douglas J. Peebles                  Vice President                  Executive Vice President of ACMC,**
8/10/65                                                             with which he has been associated
                                                                    since prior to 2000.

Michael A. Snyder                   Vice President                  Senior Vice President of ACMC**
4/18/62                                                             since May, 2001. Previously he was a
                                                                    Managing Director in the high yield
                                                                    asset management group at
                                                                    Donaldson, Lufkin & Jenrette
                                                                    Corporation since prior to 2000.

Kewjin Yuoh                         Vice President                  Vice President of ACMC,** since
3/11/71                                                             March 2003. Previously, he was a
                                                                    Vice President of Credit Suisse Asset
                                                                    Management from 2000 to 2002 and
                                                                    a Vice President of Brundage, Story
                                                                    & Rose since prior to 2000.

Mark R. Manley                      Secretary                       Senior Vice President, Deputy General
10/23/62                                                            Counsel and Chief Compliance Officer
                                                                    of ACMC,** with which he has been
                                                                    associated since prior to 2000.



_______________________________________________________________________________

ACM INCOME FUND o 47


                                                         Management of the Fund
-------------------------------------------------------------------------------


   NAME, ADDRESS*                        POSITION(S)                     PRINCIPAL OCCUPATION
 AND DATE OF BIRTH                     HELD WITH FUND                     DURING PAST 5 YEARS
--------------------------------------------------------------------------------------------------------------

Mark D. Gersten                     Treasurer and Chief             Senior Vice President of Alliance
10/4/50                             Financial Officer               Global Investor Services, Inc.
                                                                    ("AGIS")** and a Vice President of
                                                                    AllianceBernstein Investment Research
                                                                    and Management, Inc. ("ABIRM")**,
                                                                    with which he has been associated
                                                                    since prior to 2000.

Vincent S. Noto                     Controller                      Vice President of AGIS**, with which
12/14/64                                                            he has been associated since prior
                                                                    to 2000.


* The address for each of the Fund's officers is 1345 Avenue of the Americas, New York, NY 10105.

**  ACMC, ABIRM and AGIS are affiliates of the Fund.


_______________________________________________________________________________

48 o ACM INCOME FUND


                                              AllianceBernstein Family of Funds
-------------------------------------------------------------------------------

ALLIANCEBERNSTEIN FAMILY OF FUNDS

--------------------------------------------
Wealth Strategies Funds
--------------------------------------------
Balanced Wealth Strategy
Wealth Appreciation Strategy
Wealth Preservation Strategy
Tax-Managed Balanced Wealth Strategy
Tax-Managed Wealth Appreciation Strategy
Tax-Managed Wealth Preservation Strategy

--------------------------------------------
Blended Style Funds
--------------------------------------------
U.S. Large Cap Portfolio
International Portfolio
Tax-Managed International Portfolio

--------------------------------------------
Growth Funds
--------------------------------------------
Domestic

Growth Fund
Mid-Cap Growth Fund
Large Cap Growth Fund*
Small Cap Growth Fund

Global & International

All-Asia Investment Fund
Global Health Care Fund*
Global Research Growth Fund
Global Technology Fund*
Greater China '97 Fund
International Premier Growth Fund
New Europe Fund
Worldwide Privatization Fund

--------------------------------------------
Value Funds
--------------------------------------------
Domestic

Balanced Shares
Focused Growth & Income Fund*
Growth & Income Fund
Real Estate Investment Fund
Small/Mid-Cap Value Fund**
Utility Income Fund
Value Fund

Global & International

Global Value Fund
International Value Fund

--------------------------------------------
Taxable Bond Funds
--------------------------------------------
Americas Government Income Trust
Corporate Bond Portfolio
Emerging Market Debt Fund
Global Strategic Income Trust
High Yield Fund
Multi-Market Strategy Trust
Quality Bond Portfolio
Short Duration Portfolio
U.S. Government Portfolio

--------------------------------------------
Municipal Bond Funds
--------------------------------------------
National
Insured National
Arizona
California
Insured California
Florida
Massachusetts
Michigan
Minnesota
New Jersey
New York
Ohio
Pennsylvania
Virginia

--------------------------------------------
Intermediate Municipal Bond Funds
--------------------------------------------
Intermediate California
Intermediate Diversified
Intermediate New York

--------------------------------------------
Closed-End Funds
--------------------------------------------
All-Market Advantage Fund
ACM Income Fund
ACM Government Opportunity Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
California Municipal Income Fund
National Municipal Income Fund
New York Municipal Income Fund
The Spain Fund
World Dollar Government Fund
World Dollar Government Fund II


We also offer Exchange Reserves,*** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

For more complete information on any AllianceBernstein mutual fund, including investment objectives and policies, sales charges, expenses, risks and other matters of importance to prospective investors, visit our web site at www.alliancebernstein.com or call us at (800) 227-4618 for a current prospectus. You should read the prospectus carefully before you invest.

* Prior to December 15, 2004, these Funds were named as follows: Global Health Care Fund was Health Care Fund; Large Cap Growth Fund was Premier Growth Fund; Global Technology Fund was Technology Fund; and Focused Growth & Income Fund was Disciplined Value Fund.

** Prior to February 1, 2005, Small/Mid-Cap Value Fund was named Small Cap Value Fund.

*** An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.


_______________________________________________________________________________

ACM INCOME FUND o 49


                                                 Summary of General Information
-------------------------------------------------------------------------------

SUMMARY OF GENERAL INFORMATION

ACM Income Fund Shareholder Information

The daily net asset value of the Fund's shares is available from the Fund's Transfer Agent by calling (800) 426-5523. The Fund also distributes its daily net asset value to various financial publications or independent organizations such as Lipper Inc., Morningstar, Inc. and Bloomberg.

Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transaction section of The Wall Street Journal under the designation "ACM IncFd." The Fund's NYSE trading symbol is "ACG." Weekly comparative net asset value (NAV) and market price information about the Fund is published each Monday in The Wall Street Journal and each Sunday in The New York Times and other newspapers in a table called "Closed-End Bond Funds."

Dividend Reinvestment Plan

A Dividend Reinvestment Plan provides automatic reinvestment of dividends and capital gains distributions in additional Fund shares. The Plan also allows you to make optional cash investments in Fund Shares through the Plan Agent. If you wish to participate in the Plan and your shares are held in your name, simply complete and mail the enrollment form in the brochure. If your shares are held in the name of your brokerage firm, bank or other nominee, you should ask them whether or how you can participate in the Plan.

For questions concerning shareholder account information, or if you would like a brochure describing the Dividend Reinvestment Plan, please call Equiserve Trust Company, N.A. at (800) 219-4218.


_______________________________________________________________________________

50 o ACM INCOME FUND


NOTES


_______________________________________________________________________________

ACM INCOME FUND o 51


NOTES


_______________________________________________________________________________

52 o ACM INCOME FUND


ACM INCOME FUND
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672


AllianceBernstein [LOGO](SM)
Investment Research and Management


SM This service mark used under license from the owner, Alliance Capital Management L.P.


INCAR1204


ITEM 2.  CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant's code of ethics is filed herewith as
Exhibit 11(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Directors has determined that independent directors David H. Dievler and William H. Foulk, Jr. qualify as audit committee financial experts.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c) The following table sets forth the aggregate fees billed by the independent registered public accounting firm Ernst & Young LLP, for the Fund's last two fiscal years for professional services rendered for: (i) the audit of the Fund's annual financial statements included in the Fund's annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund's financial statements and are not reported under (i), which include advice and education on accounting and auditing issues and quarterly press release review, and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.


                                                   Audit-Related
                                    Audit Fees         Fees          Tax Fees
                                   -------------  ---------------  -----------
ACM Income Fund, Inc.     2003        $55,000          $12,500         $18,000
                          2004        $58,000          $10,030         $17,880


(d) Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund's Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund's independent registered public accounting firm. The Fund's Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a) - (c) are for services pre-approved by the Fund's Audit Committee.

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund's Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund, which include conducting an annual internal control report pursuant to Statement on Auditing Standards No. 70 ("Service Affiliates"):


                                                             Total Amount of
                                                          Foregoing Column Pre-
                                                          approved by the Audit
                                   All Fees for                 Committee
                                Non-Audit Services        (Portion Comprised of
                                  Provided to the           Audit Related Fees)
                               Portfolio, the Adviser     (Portion Comprised of
                               and Service Affiliates           Tax Fees)
                              ------------------------   ----------------------
ACM Income Fund, Inc.  2003           $929,765                  $392,500
                                                                $374,500
                                                                $18,000
                       2004           $985,628                  $102,910
                                                                $85,030
                                                                $17,880


(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund's independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor's independence.


ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The audit committee members are as follows:

Ruth Block             Michael J. Downey
David H. Dievler       William H. Foulk, Jr
John H. Dobkin         Dr. James M. Hester


ITEM 6.  SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The registrant has adopted the following proxy voting policies and procedures of its investment adviser, Alliance Capital Management L.P.


ALLIANCE CAPITAL MANAGEMENT L.P.

Statement of Policies and Procedures for Proxy Voting

Introduction

As a registered investment adviser, Alliance Capital Management L.P. ("Alliance Capital", "we" or "us") has a fiduciary duty to act solely in the best interests of our clients. We recognize that this duty requires us to vote client securities in a timely manner and make voting decisions that are in the best interests of our clients. Consistent with these obligations, we will disclose our clients' voting records only to them and as required by mutual fund vote disclosure regulations. In addition, the proxy committees may, after careful consideration, choose to respond to surveys regarding past votes.

This statement is intended to comply with Rule 206(4)-6 of the Investment Advisers Act of 1940. It sets forth our policies and procedures for voting proxies for our discretionary investment advisory clients, including investment companies registered under the Investment Company Act of 1940. This statement applies to Alliance Capital's growth and value investment groups investing on behalf of clients in both US and non-US securities.

Proxy Policies

This statement is designed to be responsive to the wide range of proxy voting subjects that can have a significant effect on the investment value of the securities held in our clients' accounts. These policies are not exhaustive due to the variety of proxy voting issues that we may be required to consider. Alliance Capital reserves the right to depart from these guidelines in order to avoid voting decisions that we believe may be contrary to our clients' best interests. In reviewing proxy issues, we will apply the following general policies:

Corporate Governance: Alliance Capital's proxy voting policies recognize the importance of good corporate governance in ensuring that management and the board of directors fulfill their obligations to the shareholders. We favor proposals promoting transparency and accountability within a company. We will vote for proposals providing for equal access to the proxy materials so that shareholders can express their views on various proxy issues. We also support the appointment of a majority of independent directors on key committees and separating the positions of chairman and chief executive officer.

Elections of Directors: Unless there is a proxy fight for seats on the Board or we determine that there are other compelling reasons for withholding votes for directors, we will vote in favor of the management proposed slate of directors. That said, we believe that directors have a duty to respond to shareholder actions that have received significant shareholder support. We may withhold votes for directors that fail to act on key issues such as failure to implement proposals to declassify boards, failure to implement a majority vote requirement, failure to submit a rights plan to a shareholder vote or failure to act on tender offers where a majority of shareholders have tendered their shares. In addition, we will withhold votes for directors who fail to attend at least seventy-five percent of board meetings within a given year without a reasonable excuse. Finally, we may withhold votes for directors of non-U.S. issuers where there is insufficient information about the nominees disclosed in the proxy statement.

Appointment of Auditors: Alliance Capital believes that the company remains in the best position to choose the auditors and will generally support management's recommendation. However, we recognize that there may be inherent conflicts when a company's independent auditor performs substantial nonaudit related services for the company. While we will recognize that there may be special circumstances that could lead to high non-audit fees in some years, we would normally consider non-audit fees in excess of 70% to be disproportionate. Therefore, we may vote against the appointment of auditors if the fees for non-audit related services exceed 70% of the total audit fees paid by the company or there are other reasons to question the independence of the company's auditors.

Changes in Legal and Capital Structure: Changes in a company's charter, articles of incorporation or by-laws are often technical and administrative in nature. Absent a compelling reason to the contrary, Alliance Capital will cast its votes in accordance with the company's management on such proposals. However, we will review and analyze on a case-by-case basis any non-routine proposals that are likely to affect the structure and operation of the company or have a material economic effect on the company. For example, we will generally support proposals to increase authorized common stock when it is necessary to implement a stock split, aid in a restructuring or acquisition or provide a sufficient number of shares for an employee savings plan, stock option or executive compensation plan. However, a satisfactory explanation of a company's intentions must be disclosed in the proxy statement for proposals requesting an increase of greater than one hundred percent of the shares outstanding. We will oppose increases in authorized common stock where there is evidence that the shares will be used to implement a poison pill or another form of anti-takeover device, or if the issuance of new shares could excessively dilute the value of the outstanding shares upon issuance.

Corporate Restructurings, Mergers and Acquisitions: Alliance Capital believes proxy votes dealing with corporate reorganizations are an extension of the investment decision. Accordingly, we will analyze such proposals on a case-by-case basis, weighing heavily the views of the research analysts that cover the company and the investment professionals managing the portfolios in which the stock is held.

Proposals Affecting Shareholder Rights: Alliance Capital believes that certain fundamental rights of shareholders must be protected. We will generally vote in favor of proposals that give shareholders a greater voice in the affairs of the company and oppose any measure that seeks to limit those rights. However, when analyzing such proposals we will weigh the financial impact of the proposal against the impairment of shareholder rights.

Anti-Takeover Measures: Alliance Capital believes that measures that impede takeovers or entrench management not only infringe on the rights of shareholders but may also have a detrimental effect on the value of the company. We will generally oppose proposals, regardless of whether they are advanced by management or shareholders, the purpose or effect of which is to entrench management or dilute shareholder ownership. Conversely, we support proposals that would restrict or otherwise eliminate antitakeover measures that have already been adopted by corporate issuers. For example, we will support shareholder proposals that seek to require the company to submit a shareholder rights plan to a shareholder vote. We will evaluate, on a case-by-case basis, proposals to completely redeem or eliminate such plans. Furthermore, we will generally oppose proposals put forward by management (including blank check preferred stock, classified boards and supermajority vote requirements) that appear to be intended as management entrenchment mechanisms.

Executive Compensation: Alliance Capital believes that company management and the compensation committee of the board of directors should, within reason, be given latitude to determine the types and mix of compensation and benefit awards offered. Whether proposed by a shareholder or management, we will review proposals relating to executive compensation plans on a case-by-case basis to ensure that the long-term interests of management and shareholders are properly aligned. We will analyze the proposed plans to ensure that shareholder equity will not be excessively diluted, the option exercise price is not below market price on the date of grant and an acceptable number of employees are eligible to participate in such programs. We will generally oppose plans that permit repricing of underwater stock options without shareholder approval. Other factors such as the company's performance and industry practice will generally be factored into our analysis. We will support proposals to submit severance packages that do not exceed 2.99 times the sum of an executive officer's base salary plus bonus that are triggered by a change in control to a shareholder vote. Finally, we will support shareholder proposals requiring companies to expense stock options because we view them as a large corporate expense.

Social and Corporate Responsibility: Alliance Capital will review and analyze on a case-by-case basis proposals relating to social, political and environmental issues to determine whether they will have a financial impact on shareholder value. We will vote against proposals that are unduly burdensome or result in unnecessary and excessive costs to the company. We may abstain from voting on social proposals that do not have a readily determinable financial impact on shareholder value.

Proxy Voting Procedures

Proxy Voting Committees

Our growth and value investment groups have formed separate proxy voting committees to establish general proxy policies for Alliance Capital and consider specific proxy voting matters as necessary. These committees periodically review these policies and new types of corporate governance issues, and decide how we should vote on proposals not covered by these policies. When a proxy vote cannot be clearly decided by an application of our stated policy, the proxy committee will evaluate the proposal. In addition, the committees, in conjunction with the analyst that covers the company, may contact corporate management and interested shareholder groups and others as necessary to discuss proxy issues. Members of the committee include senior investment personnel and representatives of the Legal and Compliance Department. The committees may also evaluate proxies where we face a potential conflict of interest (as discussed below). Finally, the committees monitor adherence to these policies.

Conflicts of Interest

Alliance Capital recognizes that there may be a potential conflict of interest when we vote a proxysolicited by an issuer whose retirement plan we manage, or we administer, who distributes Alliance Capital sponsored mutual funds, or with whom we or an employee has another business or personal relationship that may affect how we vote on the issuer's proxy. Similarly, Alliance may have a potential material conflict of interest when deciding how to vote on a proposal sponsored or supported by a shareholder group that is a client. We believe that centralized management of proxy voting, oversight by the proxy voting committees and adherence to these policies ensures that proxies are voted with only our clients' best interests in mind. That said, we have implemented additional procedures to ensure that our votes are not the product of a material conflict of interests, including: (i) on an annual basis, the proxy committees will take reasonable steps to evaluate the nature of Alliance Capital's and our employees' material business and personal relationships (and those of our affiliates) with any company whose equity securities are held in client accounts and any client that has sponsored or has material interest in a proposal upon which we will be eligible to vote; (ii) requiring anyone involved in the decision making process to disclose to the chairman of the appropriate proxy committee any potential conflict that they are aware of (including personal relationships) and any contact that they have had with any interested party regarding a proxy vote; (iii) prohibiting employees involved in the decision making process or vote administration from revealing how we intend to vote on a proposal in order to reduce any attempted influence from interested parties; and (iv) where a material conflict of interests exists, reviewing our proposed vote by applying a series of objective tests and, where necessary, considering the views of a third party research service to ensure that our voting decision is consistent with our clients' best interests. Because under certain circumstances Alliance Capital considers the recommendation of third party research services, the proxy committees will take reasonable steps to verify that any third party research service is in fact independent based on all of the relevant facts and circumstances. This includes reviewing the third party research service's conflict management procedures and ascertaining, among other things, whether the third party research service (i) has the capacity and competency to adequately analyze proxy issues; and (ii) can make such recommendations in an impartial manner and in the best interests of our clients.

Proxies of Certain Non-US Issuers

Proxy voting in certain countries requires "share blocking." Shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting (usually one-week) with a designated depositary. During this blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the clients' custodian banks. Alliance Capital may determine that the benefit to the client of exercising the vote does not outweigh the cost of voting, which is not being able to transact in the shares during this period. Accordingly, if share blocking is required we may abstain from voting those shares.

In addition, voting proxies of issuers in non-US markets may give rise to a number of administrative issues that may prevent Alliance Capital from voting such proxies. For example, Alliance Capital may receive meeting notices without enough time to fully consider the proxy or after the cut-off date for voting. Other markets require Alliance Capital to provide local agents with power of attorney prior to implementing Alliance Capital's voting instructions. Although it is Alliance Capital's policy to seek to vote all proxies for securities held in client accounts for which we have proxy voting authority, in the case of non-US issuers, we vote proxies on a best efforts basis.

Proxy Voting Records

Clients may obtain information about how we voted proxies on their behalf by contacting their Alliance Capital administrative representative. Alternatively, clients may make a written request for proxy voting information to: Mark R. Manley, Senior Vice President & Chief Compliance Officer, Alliance Capital Management L.P., 1345 Avenue of the Americas, New York, NY 10105.


ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

There have been no purchases of equity securities by the Fund or by affiliated parties for the reporting period.

ITEM 9.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund's Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 10.  CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no significant changes in the registrant's internal controls over financial reporting that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 11.  EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.      DESCRIPTION OF EXHIBIT
-----------      ----------------------

11 (a) (1)       Code of ethics that is subject to the disclosure of Item 2 hereof

11 (b) (1)       Certification of Principal Executive Officer Pursuant to
                 Section 302 of the Sarbanes-Oxley Act of 2002

11 (b) (2)       Certification of Principal Financial Officer Pursuant to
                 Section 302 of the Sarbanes-Oxley Act of 2002

11 (c) Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the
                 Sarbanes-Oxley Act of 2002


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): ACM Income Fund, Inc.

By:   /s/ Marc O. Mayer
      --------------------
      Marc O. Mayer
      President

Date: February 28, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:   /s/ Marc O. Mayer
      --------------------
      Marc O. Mayer
      President

Date: February 28, 2005

By:   /s/ Marc D. Gersten
      --------------------
      Mark D. Gersten
      Treasurer and Chief Financial Officer

Date: February 28, 2005